                                                                    Exhibit 10.8


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                                CREDIT AGREEMENT

                          dated as of December 12, 2001

                                      among

                           MONTPELIER RE HOLDINGS LTD.

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,

                             BANK OF AMERICA, N.A.,

                     as Administrative Agent for the Lenders

--------------------------------------------------------------------------------


                         BANC OF AMERICA SECURITIES LLC,

                   as Sole Lead Arranger and Sole Book Manager

                                          Table of Contents

                                                                                                          Page

ARTICLE I  DEFINITIONS...................................................................................   1

                         SECTION 1.1  Definitions........................................................   1
                         SECTION 1.2  Other Interpretive Provisions......................................  17
                         SECTION 1.3  Accounting Principles..............................................  18

ARTICLE II  AMOUNT AND TERMS OF COMMITMENT...............................................................  18

                         SECTION 2.1   Commitments.......................................................  18
                         SECTION 2.2   Termination or Reduction of Commitments...........................  19
                         SECTION 2.3   Loan Accounts.....................................................  19
                         SECTION 2.4   Procedure for Borrowing...........................................  19
                         SECTION 2.5   Conversion and Continuation Elections.............................  20
                         SECTION 2.6   Repayments........................................................  21
                         SECTION 2.7   Interest..........................................................  22
                         SECTION 2.8   Fees..............................................................  23
                         SECTION 2.9   Computation of Fees and Interest..................................  23
                         SECTION 2.10  Payments by the Borrower..........................................  23
                         SECTION 2.11  Payments by the Lenders to the Administrative Agent...............  24
                         SECTION 2.12  Sharing of Payments, Etc..........................................  25
                         SECTION 2.13  Revolving Commitment Termination Date Extension...................  25

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY.......................................................  26

                         SECTION 3.1   Taxes.............................................................  26
                         SECTION 3.2   Illegality........................................................  28
                         SECTION 3.3   Increased Costs and Reduction of Return...........................  29
                         SECTION 3.4   Funding Losses....................................................  29
                         SECTION 3.5   Inability to Determine Rates......................................  30
                         SECTION 3.6   Certificates of Lenders...........................................  30
                         SECTION 3.7   Substitution of Lenders...........................................  31
                         SECTION 3.8   Survival..........................................................  31

ARTICLE IV  REPRESENTATIONS AND WARRANTIES...............................................................  31

                         SECTION 4.1   Due Organization, Authorization, etc..............................  31
                         SECTION 4.2   GAAP Financial Statements.........................................  32
                         SECTION 4.3   Litigation and Contingent Liabilities.............................  32
                         SECTION 4.4   ERISA Compliance..................................................  32
                         SECTION 4.5   Investment Company Act............................................  33
                         SECTION 4.6   Regulations U and X...............................................  33
                         SECTION 4.7   Proceeds..........................................................  33
                         SECTION 4.8   Accuracy of Information...........................................  33
                         SECTION 4.9   Subsidiaries......................................................  33

                                          Table of Contents
                                              (cont'd)



                         SECTION 4.10  Insurance Licenses................................................  34
                         SECTION 4.11  Taxes.............................................................  34
                         SECTION 4.12  Compliance with Laws..............................................  34
                         SECTION 4.13  Financial Condition...............................................  34

ARTICLE V  AFFIRMATIVE COVENANTS.........................................................................  34

                         SECTION 5.1   Reports, Certificates and Other Information.......................  34
                         SECTION 5.2   Corporate Existence; Foreign Qualification........................  37
                         SECTION 5.3   Books, Records and Inspections....................................  37
                         SECTION 5.4   Insurance.........................................................  38
                         SECTION 5.5   Taxes and Liabilities.............................................  38
                         SECTION 5.6   Compliance with Laws..............................................  38
                         SECTION 5.7   Maintenance of Permits............................................  38
                         SECTION 5.8   Conduct of Business...............................................  38
                         SECTION 5.9   Investments.......................................................  38
                         SECTION 5.10  Compliance with ERISA.............................................  38

ARTICLE VI  NEGATIVE COVENANTS...........................................................................  39

                         SECTION 6.1   Leverage Ratio....................................................  39
                         SECTION 6.2   Tangible Net Worth................................................  39
                         SECTION 6.3   Statutory Net Written Premiums to Consolidated Insurance
                                       Subsidiary Net Worth..............................................  39
                         SECTION 6.4   Debt..............................................................  39
                         SECTION 6.5   Mergers, Consolidations and Sales.................................  39
                         SECTION 6.6   Other Agreements..................................................  40
                         SECTION 6.7   Transactions with Affiliates......................................  40
                         SECTION 6.8   Liens.............................................................  40
                         SECTION 6.9   Restrictions On Negative Pledge Agreements........................  41
                         SECTION 6.10  Equity Distributions, Etc.........................................  41
                         SECTION 6.11  Capital Expenditures..............................................  41
                         SECTION 6.12  Regulations U and X...............................................  42

ARTICLE VII  EVENTS OF DEFAULT AND THEIR EFFECT..........................................................  42

                         SECTION 7.1   Events of Default.................................................  42
                         SECTION 7.2   Effect of Event of Default........................................  44

ARTICLE VIII  CONDITIONS.................................................................................  44

                         SECTION 8.1   Conditions to Occurrence of the Effective Date....................  44
                         SECTION 8.2   Conditions to Initial Borrowing...................................  45
                         SECTION 8.3   Conditions to All Borrowings......................................  46

                                          Table of Contents
                                              (cont'd)



ARTICLE IX  THE ADMINISTRATIVE AGENT.....................................................................  46

                         SECTION 9.1   Appointment and Authorization.....................................  46
                         SECTION 9.2   Delegation of Duties..............................................  46
                         SECTION 9.3   Liability of Administrative Agent.................................  46
                         SECTION 9.4   Reliance by Administrative Agent..................................  47
                         SECTION 9.5   Notice of Default.................................................  47
                         SECTION 9.6   Credit Decision...................................................  47
                         SECTION 9.7   Indemnification...................................................  48
                         SECTION 9.8   Administrative Agent in Individual Capacity.......................  48
                         SECTION 9.9   Successor Administrative Agent....................................  49

ARTICLE X  MISCELLANEOUS.................................................................................  49

                         SECTION 10.1  Amendments and Waivers............................................  49
                         SECTION 10.2  Notices...........................................................  50
                         SECTION 10.3  No Waiver; Cumulative Remedies....................................  50
                         SECTION 10.4  Costs and Expenses................................................  51
                         SECTION 10.5  Indemnity.........................................................  51
                         SECTION 10.6  Payments Set Aside................................................  52
                         SECTION 10.7  Successors and Assigns............................................  53
                         SECTION 10.8  Assignments, Participations, etc..................................  53
                         SECTION 10.9  Confidentiality...................................................  54
                         SECTION 10.10 Set-off...........................................................  55
                         SECTION 10.11 Notification of Addresses, Lending Offices, Etc...................  55
                         SECTION 10.12 Counterparts......................................................  55
                         SECTION 10.13 Severability......................................................  55
                         SECTION 10.14 No Third Parties Benefitted.......................................  55
                         SECTION 10.15 Governing Law and Jurisdiction....................................  56
                         SECTION 10.16 Waiver of Jury Trial..............................................  56
                         SECTION 10.17 Successors and Assigns............................................  56
                         SECTION 10.18 Service of Process................................................  57
                         SECTION 10.19 Currency Indemnity................................................  57
                         SECTION 10.20 Entire Agreement..................................................  57

SCHEDULES AND EXHIBITS

SCHEDULE 1.2...............  Pricing Grid
SCHEDULE 2.1...............  Commitments
SCHEDULE 4.1...............  Jurisdictions
SCHEDULE 4.9...............  Subsidiaries
SCHEDULE 10.2..............  Addresses

                                Table of Contents
                                    (cont'd)



EXHIBIT A.........................  Form of Notice of Borrowing
EXHIBIT B.........................  Form of Notice of Conversion/Continuation
EXHIBIT C.........................  Form of Compliance Certificate
EXHIBIT D.........................  Form of Promissory Note
EXHIBIT E.........................  Form of Assignment and Acceptance

                                CREDIT AGREEMENT

               THIS CREDIT AGREEMENT, dated as of December 12, 2001, is entered into by and among MONTPELIER RE HOLDINGS LTD., a Bermuda company (the "Borrower"), various financial institutions which are parties hereto (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

               WHEREAS, the Lenders have agreed to make available to the Borrower a $50,000,000 revolving loan facility and a $150,000,000 term loan facility upon the terms and conditions set forth in this agreement.

               NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.1 Definitions. When used herein the following terms shall have the following meanings:

               Additional Restricted Payment - is defined in Section 6.10(b).

               Administrative Agent means (a) Bank of America, N.A., in its capacity as administrative agent for the Lenders, and (b) each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.9.

               Affiliate of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

               (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

               (i) to vote 20% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

               (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

               (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

               Agent-Related Persons means the Administrative Agent, any successor administrative agent arising under Section 9.9 and the Arranger, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

               Agent's Payment Office means the address for payments set forth on Schedule 10.2 in relation to the Administrative Agent, or such other address as the Administrative Agent may from time to time specify.

               Agreement means this Credit Agreement.

               Annual Statement means the annual financial statement of any Insurance Subsidiary as required to be filed with the Department of such Insurance Subsidiary's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. References to amounts on particular exhibits, schedules, lines, pages and columns of the Annual Statement are based on the format promulgated by the Department for the 2000 Annual Statements. If such format is changed in future years so that different information is contained in such items or they no longer exist, it is understood that the reference is to information consistent with that reported in the referenced item in the 2000 Annual Statement of such Insurance Subsidiary.

               Applicable Facility Fee Rate means the rate set forth below "Facility Fee" on the Pricing Grid for the applicable Pricing Level.

               Applicable Margin means (a) in the case of Offshore Rate Loans, the rate set forth below "Offshore Rate" on the Pricing Grid for the applicable Pricing Level and applicable type of Loan and (b) in the case of Base Rate Loans, 0%.

               Applicable Percentage means the Revolving Percentage or the Term Percentage, as applicable.

               Arranger means Banc of America Securities LLC in its capacity as sole lead arranger and sole book manager.

               Assignee is defined in Section 10.8(a).

               Assignment and Acceptance is defined in Section 10.8(a).

               Attorney Costs means and includes all reasonable fees and disbursements of any law firm or other external counsel, the reasonable non-duplicative allocated cost of internal legal services and all disbursements of internal counsel.

               Authorized Officers means those officers of the Borrower whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 8.1(c).

               Bank Offering Memorandum means the Bank Offering Memorandum dated November, 2001.

               Base Rate means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA as its "prime rate." Such rate is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

               Base Rate Loan means a Loan that bears interest based on the Base Rate.

               BofA means Bank of America, N.A., a national banking association.

               Borrowing means a borrowing hereunder consisting of Loans of the same Type made to the Borrower on the same day by the Lenders under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

               Borrowing Date means any date on which a Borrowing occurs under
Section 2.4.

               Borrower is defined in the Preamble.

               Borrower Reinsurance Agreement means any arrangement whereby any Insurance Subsidiary, as reinsurer, agrees to indemnify any other insurance or reinsurance company against all or a portion of the insurance or reinsurance risks underwritten by such insurance or reinsurance company under any insurance or reinsurance policy.

               Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, New York or Bermuda are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the London interbank market.

               Capital Adequacy Regulation means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any Person controlling a bank.

               Capital Lease Obligation means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease which is required to be classified and accounted for as a capital lease on a balance sheet of such Person in accordance with GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligation shall be the capitalized amount thereof determined in accordance with GAAP.

               Change in Control shall be deemed to have occurred if (a) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Borrower occurs; (b) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") other than White Mountains Insurance Group Ltd., is or becomes, directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of the Borrower that represent 51% or more of the combined voting power of the Borrower's then outstanding securities; (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new or replacement directors whose election by the Board of Directors or whose nomination by the stockholders of the Borrower was approved by a vote of a majority of the Directors of the Borrower then still in office who are either directors or replacement directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office; or (d) White Mountains Insurance Group Ltd. ceases to (x) be the single largest shareholder of the Borrower or
(y) be directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of the Borrower that represent 10% or more of the combined voting power of the Borrower's then outstanding securities.

               Code means the Internal Revenue Code of 1986, as amended from time to time, and regulations promulgated thereunder.

               Commitments means the Revolving Loan Commitments and the Term Loan Commitments.

               Commitment Termination Event means (a) the occurrence of a Default described in Section 7.1(e) or (b) the occurrence and continuance of any other Event of Default and either (i) the Loans are declared to be due and payable pursuant to Section 7.2, or (ii) in the absence of such declaration, the Administrative Agent, acting at the direction of the Required Lenders, gives notice to the Borrower that the Commitments have been terminated.

               Compliance Certificate means a certificate substantially in the form of Exhibit C with such changes as the Administrative Agent and the Borrower may agree upon from time to time.

               Computation Period means, for each Fiscal Quarter, the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

               Consent Period is defined in Section 2.13.

               Consolidated Debt means the consolidated Debt (excluding Hedging Obligations) of the Borrower and its Subsidiaries, including the Loans.

               Consolidated Insurance Subsidiary Net Worth means the Net Worth of all Insurance Subsidiaries on a consolidated basis.

               Consolidated Net Income means, with respect to any Person, the consolidated net income for such period as determined by GAAP, adjusted by excluding, without duplication, to the extent included in calculating such Consolidated Net Income, all extraordinary gains and losses.

               Consolidated Net Worth means the Net Worth of the Borrower and its Subsidiaries on a consolidated basis.

               Contingent Liability means any agreement, undertaking or arrangement by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of each of the Insurance Subsidiaries under Primary Policies or Borrower Reinsurance Agreements which are entered into in the ordinary course of business (including security posted by each of the Insurance Subsidiaries in the ordinary course of its business to secure obligations thereunder) shall not be deemed to be Contingent Liabilities of such Insurance Subsidiary or the Borrower for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the lesser of (i) the outstanding principal amount (or maximum permitted principal amount, if larger) of the Debt, obligation or other liability guaranteed or supported thereby or (ii) the maximum stated amount so guaranteed or supported.

               Contractual Obligation means, relative to any Person, any obligation, commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

               Cure Contributions means capital contributions or other equity infusions to the Borrower made on or before the 30th day after the date the Borrower has failed to comply with the covenants set forth in Section 6.1 or
Section 6.2.

                Debt means, with respect to any Person, at any date, without duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued within the later of (x) three Business Days and (y) the applicable cure period and bankers' acceptances issued for the account of such Person; (d) all Capital Lease Obligations of such Person; (e) all Hedging Obligations of such Person; (f) to the extent required to be included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse; (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such

Debt); (i) any Debt of a partnership in which such Person is a general partner unless such debt is nonrecourse to such Person; and (j) all Contingent Liabilities of such Person whether or not in connection with the foregoing; provided that, notwithstanding anything to contrary contained herein, Debt shall not include (x) unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date (unless contested diligently in good faith by appropriate proceedings and, if requested by the Administrative Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments or (y) any obligations of such Person under any Borrower Reinsurance Agreement or any Primary Policy.

               Debt Capital Refunding means a prepayment of Term Loans and/or a reduction in the Revolving Loan Commitment made in connection with an Additional Restricted Payment.

               Default means any condition or event, which, after notice or lapse of time or both, would constitute an Event of Default.

               Department means the Minister of Finance of Bermuda or such other appropriate Governmental Authority of the jurisdiction of domicile of any Insurance Subsidiary.

               Dollar(s) and the sign "$" means lawful money of the United States of America.

               Effective Date means the date on which the conditions precedent for the effectiveness of this Agreement specified in Section 8.1 shall be met.

               Eligible Assignee means (a) a commercial bank organized under the laws of the United States or any state thereof or under the laws of Bermuda, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender,
(ii) a Subsidiary of a Person of which a Lender is a Subsidiary, (iii) a Person of which a Lender is a Subsidiary, or (iv) administered or managed by a Lender or other Person described in Subclause (c)(i), (ii) or (iii); and (d) mutual funds, pension funds and other institutional investors (except an Affiliate of the Borrower) regularly engaged in the making of commercial loans; provided, that any Eligible Assignee which is not organized under the laws of the United States or a state thereof must, on the date it becomes a Lender hereunder, make the representation and give the documents required under Section 3.1(e).

               ERISA means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto.

               ERISA Affiliate means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

               ERISA Event means (a) a Reportable Event (as defined in Section 4043 of ERISA and the regulations issued thereunder) with respect to a Pension Plan (other than a Reportable Event for which the PBGC has waived the 30-day notice requirement); (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

               Event of Default means any of the events described in Section
7.1.

               Executive Officer means, as to any Person, the president, the chief financial officer, the chief executive officer, the general counsel, the treasurer or the secretary.

               Fair Market Value means (a) with respect to Cash and Permitted Investments of the type described in clauses (a), (b), (c), (d), (e) or (f) of the definition of "Permitted Investments," the amounts thereof, (b) with respect to any publicly-traded security (other than those set forth in clause (a)) the closing price for such security on the largest exchange on which security is traded (or if not traded on an exchange, the average of the closing bid and ask prices quoted over-the-counter on the date of the determination) as such prices are reported in the Wall Street Journal (Northeast Edition) or if not so reported, in any nationally recognized financial journal or newspaper and (c) with respect to any Investment (other than those set forth in clause (a) and (b)), the price for such Investment on the date of calculation obtained from a generally recognized source approved by the Administrative Agent or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to a particular Investment, any other source specified by the Borrower to which the Administrative Agent does not reasonably object).

               Federal Funds Rate means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

               Final Maturity Date means the third anniversary of the Effective Date.

               Fiscal Quarter means any quarter of a Fiscal Year.

               Fiscal Year means any period of twelve consecutive calendar months ending on the last day of December.

               FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

               GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

               Governmental Authority means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               Hedging Obligations means, with respect to any Person, the liability of such Person under any futures contract or options contract, interest rate swap agreements and interest rate collar agreements and all other agreements or arrangements (other than Retrocession Agreements), designed to protect such Person against fluctuations in interest rates or currency exchange rates. Debt under a Hedging Obligation shall be the amount of such Person's net obligation, if any, under each Hedging agreement (determined on the mark-to-market value for such agreement based upon a readily available quotation provided by a recognized dealer in such type of Hedging agreement).

               Indemnified Liabilities is defined in Section 10.5.

               Indemnified Person is defined in Section 10.5.

               Insurance Code means, with respect to any Insurance Subsidiary, the Insurance Code of such Insurance Subsidiary's domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

               Insurance Policies means policies purchased from insurance companies by the Borrower or any of its Subsidiaries, for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance).

               Insurance Subsidiary means Montpelier Reinsurance Ltd. and any other Subsidiary of the Borrower created after the Effective Date which is licensed by any Governmental Authority to engage in the insurance business.

               Interest Payment Date means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and if an Interest Period exceeds three months, the day three months after the commencement of the Interest Period and the last day thereof and, as to any Base Rate Loan, the last Business Day of each calendar quarter.

               Interest Period means as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;

                  provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for any Revolving Loan shall extend beyond the Revolving Commitment Termination Date; and

               (iv) no Interest Period for any Term Loan shall extend beyond the Final Maturity Date.

               Invested Assets means cash, cash equivalents, short term investments, investments held for sale and any other assets which are treated as investments under GAAP. Investments in Subsidiaries are not Invested Assets.

               Investment means, as to any Person, any investment of any Person, whether by means of security purchase, capital contribution, loan, time deposit or otherwise, and shall include without limitation Permitted Investments.

               IRS means the U.S. Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

               Judgment Currency is defined in Section 10.19.

               Lenders is defined in the Preamble.

               Lending Office means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office," as the case may be, on Schedule 10.2, or such other office or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

               Leverage Ratio means the ratio of (a) Consolidated Debt to (b) the sum of Tangible Net Worth plus Consolidated Debt.

               License(s) means, as to any Insurance Subsidiary, all permits or authorization to transact the insurance business (including, without limitation), licenses or certificates of authority from the applicable Department.

               Lien means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

               Loan means an extension of credit by a Lender to the Borrower under Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

               Loan Documents means this Agreement, any Note and all other agreements, instruments, certificates, documents, schedules or other written indicia delivered by the Borrower or any of its Subsidiaries in connection with any of the foregoing.

               Margin Stock means "margin stock" as such term is defined in Regulation U or X of the FRB.

               Material Adverse Effect means, the occurrence of an event, which has a materially adverse effect on:

               (a) the business, assets, liabilities, operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole; or

               (b) the ability of the Borrower to perform any of its payment or other material obligations under any of the Loan Documents; or

               (c) the legality, validity, binding effect or enforceability against the Borrower of any Loan Document that by its terms purports to bind the Borrower.

               Multiemployer Plan means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

               Net Debt Proceeds means, relative to Debt described in clause (a) or (b) of the definition of Debt issued or incurred by the Borrower after the Effective Date (other than Debt under this Agreement and Debt owed to the Borrower by any of its Subsidiaries), the excess of

               (a) the gross cash proceeds received by the Borrower over

               (b) all reasonable underwriting commissions, private placement fees, legal, investment banking, and accounting fees and disbursements, printing expenses, and any governmental or exchange fees incurred (or reasonably expected to be incurred) in connection with such issuance or incurrence which are not payable to Affiliates of the Borrower.

               Net Equity Proceeds means, relative to the sale by the Borrower of any stock, warrants or other equity securities which qualify as equity under GAAP (other than Cure Contributions), the excess of

               (a) the gross cash proceeds received by the Borrower from such sale or contribution over

                  (b) all reasonable underwriting commissions, private placement fees, legal, investment banking, and accounting fees and disbursements, printing expenses, and any governmental or exchange fees incurred (or reasonably expected to be incurred) in connection with such sale which are not payable to Affiliates of the Borrower.

               Net Worth means, with respect to any Person, the consolidated net worth of such Person, calculated in accordance with GAAP.

               Non-Insurance Subsidiary means any Subsidiary of the Borrower which is not an Insurance Subsidiary.

               Note means a promissory note executed by the Borrower in favor of a Lender pursuant to Section 2.3(b), in substantially the form of Exhibit D.

               Notice of Borrowing means a notice in substantially the form of Exhibit A.

               Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B.

               Obligations means all obligations and liabilities of the Borrower to the Administrative Agent or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for principal, interest, fees, expenses, lease obligations, claims, indemnities or otherwise, under or in connection with this Agreement or any other Loan Document.

               Offshore Rate means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as follows:

           Offshore Rate   =                       LIBOR
                              --------------------------------------------------
                                     1.00 - Eurodollar Reserve Percentage

          Where,

               Eurodollar Reserve Percentage means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

LIBOR means (a) the rate per annum equal to the rate (carried out to the fifth decimal place) determined by the Administrative Agent to be the offered rate that appears on Page 3750 of the Telerate Screen for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period determined at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

               (b) in the event the rate referenced in the preceding subsection
     (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

               (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Offshore Rate Loan and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

               Offshore Rate Loan means a Loan that bears interest based on the Offshore Rate.

               Ordinary Course Litigation is defined in Section 4.4.

               Organization Documents means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

               Original Currency is defined in Section 10.19.

               Other Taxes means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

               Participants is defined in Section 10.8(d).

               PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

               Pension Plan means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

               Permitted Investment means, at any time:

               (a) any evidence of Debt issued or guaranteed by the United States Government;

               (b) commercial paper which is issued by

               (i) a corporation (except an Affiliate of the Borrower) rated at least A-2 by S&P or P-2 by Moody's, or

               (ii) any Lender (or its holding company);

               (c) any certificate of deposit or bankers' acceptance or eurodollar time deposit, (i) which is issued by either

                         (A) a financial institution which is rated at least
               BBB- by S&P or Baa3 by Moody's, or

                         (B) any Lender, or

               (ii) such Investment is fully insured by the Federal Deposit Insurance Corporation;

               (d) any repurchase agreement with a term of one year or less which

               (i) is entered into with

                         (A) any Lender, or

                         (B) any other commercial banking institution of the
               stature referred to in clause (c)(i), and

               (ii) is secured by a fully perfected Lien in any obligation of the type described in any of clauses (a) through (c) that has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder;

               (e) investments in money market funds that invest solely in Permitted Investments described in clauses (a) through (d);

               (f) investments in short-term asset management accounts offered by any Lender for the purpose of investing in loans to any corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's;

               (g) investments in non-equity securities which are rated at least BBB- by S&P or Baa3 by Moody's; and

               (h) investments in equity securities which are traded on a national stock exchange.

               Permitted Restricted Payment - is defined Section 6.12(a).

               Person means any natural person, corporation, limited liability company, partnership, firm, trust, joint venture, joint stock company, unincorporated association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

               Plan means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

               Pricing Grid means the Pricing Grid set forth on Schedule 1.2.

               Pricing Level means the Pricing Level on the Pricing Grid which is applicable from time to time and in accordance with Section 2.7(c).

               Primary Policies means any insurance policies issued by an Insurance Subsidiary.

               Purchase Money Debt means Debt incurred after the Effective Date in connection with the acquisition of fixed assets which Debt is secured by a Lien attaching only to the property being acquired.

               Quarterly Statement means the quarterly financial statement of any Insurance Subsidiary as required to be filed with the Department (or similar Governmental Authority) of such Insurance Subsidiary's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP.

               Reinstatement Premiums means premiums charged to insureds to reinstate or continue coverage under a Reinsurance Policy after a loss.

               Required Lenders means, at any time, Lenders then having a Voting Percentage of more than 50%.

               Requirement of Law for any Person means the Organization Documents of such Person, and any law (including all laws relating to environmental, health, safety and land use matters), treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  Restricted Payment means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of the Borrower or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock.

                  Retrocession Agreements means any agreement, treaty, certificate or other arrangement whereby any Insurance Subsidiary cedes to another insurer all or part of such Insurance Subsidiary's liability under a policy or policies of insurance reinsured by such Insurance Subsidiary.

                  Revolving Commitment Termination Date means the earliest to occur of (a) December 11, 2002 as such date may be extended pursuant to Section
2.13 or (b) the date on which any Commitment Termination Event occurs.

                  Revolving Lender means, at any time, any Lender which then has a Revolving Loan Commitment or is owed a Revolving Loan.

                  Revolving Percentage means, relative to any Revolving Lender, the percentage which (a) the amount of such Revolving Lender's Revolving Loan Commitment or, if no Revolving Loan Commitments are then outstanding, the aggregate principal amount of Revolving Loans of such Revolving Lender is to (b) the aggregate amount of the Revolving Loan Commitments or, if no Revolving Loan Commitments are then outstanding, the aggregate principal amount of Revolving Loans of all Revolving Lenders. The initial Revolving Percentage of each Revolving Lender is set forth opposite such Revolving Lender's name on Schedule 2.1.

                  Revolving Loan - see Section 2.1(a).

                  Revolving Loan Commitment means as to any Revolving Lender, the commitment of such Lender to make Revolving Loans pursuant to Section 2.1(a). The initial amount of the Revolving Loan Commitment of each Revolving Lender is set forth on Schedule 2.1.

                  SAP means, as to each Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the Department (or other similar authority) in such Insurance Subsidiary's domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as such Insurance Subsidiary.

                  Statutory Net Written Premiums means as of any date, with respect to any Insurance Subsidiary, the amount shown on Form 2, Line 3 of its most recently filed Annual Statement minus Reinstatement Premiums or, with respect to any Fiscal Quarter occurring after the then most recent annual statement, an amount calculated in the same manner.

                  Subsidiary means, with respect to any Person, any Person of which the indicated Person and/or its other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Borrower.

                  Tangible Net Worth means as to the Borrower, Consolidated Net Worth minus intangible assets minus capitalized expenses.

                  Taxes means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

                  Term Loan - see Section 2.1(b).

                  Term Loan Lender means, at any time, any Lender which then has a Term Loan Commitment or is owed a Term Loan. Term Percentage means, relative to any Term Loan Lender, the percentage which (a) the amount of such Term Loan Lender's Term Loan Commitment or, if no Term Loan Commitments are then outstanding, the aggregate principal amount of Term Loans of such Term Loan Lender is to (b) the aggregate amount of the Term Loan Commitments or, if no Term Loan Commitments are then outstanding, the aggregate principal amount of Term Loans of all Term Loan Lenders. The initial Term Percentage of each Term Loan Lender is set forth opposite such Term Loan Lender's name on Schedule 2.1.

                  Term Loan Commitment means, as to any Lender, the Commitment of such Lender to make Term Loans pursuant to Section 2.1(b). The initial amount of the Term Loan Commitment of each Lender is set forth on Schedule 2.1.

                  Type see the definition of "Loan."

                  Unencumbered Assets means Invested Assets of the Borrower and its Subsidiaries which are not subject to any Liens.

                  Unfunded Pension Liability means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  Voting Percentage means relative to any Lender at any time, the percentage which

                  (a) the sum of (i) such Lender's Revolving Loan Commitment or, if no Revolving Loan Commitments are then outstanding, the aggregate principal amount of Revolving Loans of such Lender plus (ii) such Lender's Term Loan Commitment or, if no Term Loan Commitments are then outstanding, the aggregate principal amount of Term Loans of such Lender, is of

                  (b) the sum of (i) the then aggregate amount of all Revolving Commitments or, if no Revolving Commitments are then outstanding, the aggregate principal amount of Revolving Loans of all Revolving Lenders plus (ii) the then aggregate amount of all Term Loan Commitments or, if no Term Loan Commitments are then outstanding, the aggregate principal amount of Term Loans of all Term Lenders, in each case as shown in the records of the Administrative Agent.

                  SECTION 1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

                  SECTION 1.3 Accounting Principles. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any of the Loan Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer or general partner of such Person) or which should have been known by such Person after reasonable inquiry.

                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENT

                  SECTION 2.1 Commitments. Upon and subject to the terms and conditions hereof, each of the Lenders severally and for itself agrees as follows:

                  (a) Revolving Loan Commitment. Each Revolving Lender severally agrees to make revolving loans to the Borrower (collectively called the "Revolving Loans" and individually called a "Revolving Loan") from time to time on any Business Day during the period from the Effective Date to the Revolving Commitment Termination Date in an aggregate amount not to exceed such Revolving Lender's Revolving Loan Commitment; provided, however, that, after giving effect to any Borrowing, the aggregate principal amount of all outstanding Revolving Loans shall not at any time exceed the combined Revolving Loan Commitments. Within the limits of each Revolving Lender's Revolving Loan Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this Section 2.1(a), prepay Revolving Loans under Section
2.6 and reborrow Revolving Loans under this Section 2.1(a).

                  (b) Term Loans. Each Term Lender severally agrees to make a Term Loan to the Borrower (collectively called the "Term Loans" and individually called a "Term Loan") on the Effective Date in such Term Lender's Term Percentage of such aggregate amounts as the Borrower may request from all Term Lenders under the Term Loan Commitments, provided that the aggregate principal amount of all Term Loans shall not exceed $150,000,000 and no Term Lender's Term Loan shall exceed its Term Loan Commitment. Each Term Lender's Term Loan Commitment shall expire concurrently with the making of such Term Lender's Term Loan.

                  SECTION 2.2 Termination or Reduction of Commitments. (a) The Borrower may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Revolving Commitment, or permanently reduce the Revolving Loan Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, in the case of the Revolving Loan Commitment, after giving effect thereto and to any prepayments of Revolving Loans to be made on the effective date thereof, the then-outstanding principal amount of the Revolving Loans would exceed the amount of the combined Revolving Loan Commitments then in effect.

                  (b) Mandatory Commitment Reduction. On each date a Revolving Loan Commitment reduction is required pursuant to Section 2.6(b), the Revolving Loan Commitments shall, without any further action, automatically and permanently be reduced by such amount.

                  (c) Permanent Reduction. Once reduced in accordance with this Section, the Revolving Commitments may not be increased. Any reduction of the Revolving Loan Commitments shall be applied to each Revolving Lender according to its Revolving Percentage.

                  SECTION 2.3 Loan Accounts. (a) The Loans made by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by each Lender shall be conclusive, absent manifest error, of the amount of the Loans made by such Lender to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

                  (b) Upon the written request of any Lender made through the Administrative Agent, the Loans made by such Lender may be evidenced by one or more Notes, instead of loan accounts. Each such Lender shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto. Each such Lender is irrevocably authorized by the Borrower to endorse its Note(s) and each such Lender's Note shall be conclusive, absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrower hereunder or under any such Note to such Lender.

                  SECTION 2.4 Procedure for Borrowing. (a) Each Borrowing shall be made upon the Borrower's telephonic notice followed by irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 10:00 a.m. (New York time)) (x) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (y) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                  (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof;

                  (ii) the requested Borrowing Date, which shall be a Business Day;

                  (iii) the Type of Loans comprising the Borrowing; and

                  (iv) the duration of the Interest Period applicable to any Offshore Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

                  (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's Applicable Percentage of such Borrowing.

                  (c) Each Lender will make the amount of its Applicable Percentage of each Borrowing available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 11:00 a.m. (New York time) on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower of like funds as received by the Administrative Agent.

                  (d) After giving effect to any Borrowing, there may not be more than eight (8) different Interest Periods in effect.

                  SECTION 2.5 Conversion and Continuation Elections. (a) The Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with Section 2.5(b):

                  (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

                  (b) The Borrower shall deliver a Notice of Conversion/ Continuation to be received by the Administrative Agent not later than 10:00 a.m. (New York time) at least (x) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (y) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                  (i) the proposed Conversion/Continuation Date;

                  (ii) the aggregate amount of Loans to be converted or continued and whether such Loans are Revolving Loans or Term Loans;

                  (iii) the Type of Loans resulting from the proposed conversion or continuation; and

                  (iv) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Administrative Agent will promptly notify each applicable Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each applicable Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each applicable Lender.

                  (e) After giving effect to any conversion or continuation of Loans, there may not be more than eight (8) different Interest Periods in effect.

                  SECTION 2.6 Repayments.

                  (a) Voluntary Prepayments. Subject to Section 3.4, the Borrower may, at any time or from time to time, without premium or penalty, upon not less than three (3) Business Days' irrevocable notice to the Administrative Agent, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each applicable Lender of its receipt of any such notice, and of such Lender's Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Term Loans once repaid may not be reborrowed. Prepayments of Term Loans shall be applied in the inverse order of maturity.

                  (b) Debt Capital Refunding. Simultaneously with each Additional Restricted Payment, the Borrower shall make a Debt Capital Refunding in an amount equal to at least 43% of such Additional Restricted Payment. Such Debt Capital Refunding shall be applied as follows: (i) Debt Capital Refundings shall first be applied to repay Term Loans and (ii) to the extent there are any Debt Capital Refunding amounts remaining after the application required pursuant to clause (i), the Revolving Loan Commitments shall be reduced in an amount equal to such unapplied Debt Capital Refunding and, to the extent such Revolving Loan Commitment reduction requires repayment of Revolving Loans, such amount of Revolving Loans shall be repaid.

                  (c) Other Mandatory Repayments.

                  (i) If at any time the aggregate outstanding principal amount of the Revolving Loans shall exceed the Revolving Loan Commitment in effect at such time, the Borrower shall make a principal repayment of the Revolving Loans in an amount equal to such excess.

                  (i) The Borrower shall, immediately upon any acceleration of the maturity date of the Loans pursuant to Section 7.2, repay the Loans.

                  (ii) The Borrower shall repay to the Revolving Lenders on the Revolving Commitment Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

                  (iii) The Borrower shall repay to the Term Lenders on the Final Maturity Date the aggregate principal amount of Term Loans outstanding on such date.

                  (d) Each prepayment of Offshore Rate Loans shall be accompanied by payment of accrued interest to the date of prepayment on the amount prepaid and amounts required pursuant to Section 3.4.

                  SECTION 2.7 Interest. (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under Section 2.5), plus the Applicable Margin.

                  (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under Section 2.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

                  (c) Any change in the Applicable Margin or Applicable Facility Fee Rate resulting from a change in the Leverage Ratio shall be effective as of the first Business Day after the Borrower delivers the financial statements required by Section 5.1(a)(i) or 5.1(a)(ii), as applicable, and the Compliance Certificate required by Section 5.1(f) based on the Leverage Ratio as of the last day of the applicable Fiscal Quarter; provided, however, that until receipt by the Administrative Agent and each Lender of the financial statements required by Section 5.1(a)(i) and the Compliance Certificate required by Section 5.1(f) for the Fiscal Quarter ending March 31, 2002, the Pricing Level in effect from and after the Effective Date shall be Pricing Level II.

                  (d) Notwithstanding clause (a) of this Section, after acceleration or, at the election of the Required Lenders while any Event of Default exists, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

                  (e) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

                  SECTION 2.8 Fees. (a) Agent Fees. The Borrower shall pay fees to the Administrative Agent for the Administrative Agent's own account, as required by the letter agreement ("Fee Letter") between the Borrower and the Administrative Agent dated November 19, 2001 and as the Borrower and the Administrative Agent may agree from time to time.

                  (b) Facility Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender a Facility Fee on such Revolving Lender's Revolving Loan Commitments, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily Revolving Loan Commitment for that quarter as calculated by the Administrative Agent, equal to the Applicable Facility Fee Rate. Such Facility Fee shall accrue, from the Effective Date to the date the Revolving Loan Commitments have been terminated and all Revolving Loans have been repaid and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on March 31, 2002, with the final payment to be made on the date the Revolving Loan Commitments have been terminated and all Revolving Loans have been repaid. The Facility Fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in
Section 8.3 are not met.

                  SECTION 2.9 Computation of Fees and Interest. (a) All computations of fees and interest (other than interest on Base Rate Loans) shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest on Base Rate Loans shall be computed on the basis of a 365/366-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                  (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

                  SECTION 2.10 Payments by the Borrower. (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 11:00 a.m. (New York time) on the date specified herein. The Administrative Agent will promptly distribute to each applicable Lender its Applicable Percentage (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 11:00 a.m. (New York time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue to such Business Day.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each applicable Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each applicable Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  SECTION 2.11 Payments by the Lenders to the Administrative Agent. (a) Unless the Administrative Agent receives notice from a Lender on or prior to the Effective Date or, with respect to any Borrowing after the Effective Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Borrower the amount of that Lender's Applicable Percentage of the Borrowing, the Administrative Agent may assume that each applicable Lender has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

                  SECTION 2.12 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Applicable Percentage, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other applicable Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

                  SECTION 2.13 Revolving Commitment Termination Date Extension.
(a) The Borrower may, by notice to the Administrative Agent given not more than 75 days and not less than 45 days prior to the then scheduled Revolving Commitment Termination Date, request that the Revolving Lenders extend the Revolving Commitment Termination Date for 364 days after the then scheduled Revolving Commitment Termination Date. The Administrative Agent shall notify the Revolving Lenders of its receipt of any notice (the "Extension Request Date") given pursuant to this Section 2.13(a) within two Business Days after the Administrative Agent's receipt thereof. Each Revolving Lender (a "Consenting Revolving Lender") may, by irrevocable notice to the Borrower and the Administrative Agent delivered to the Borrower and the Administrative Agent not later than 15 days after the Extension Request Date (the "Consent Period"), consent to such extension of the Revolving Commitment Termination Date, which consent may be given or withheld by each Revolving Lender in its absolute and sole discretion. Subject to Section 2.13(c), any such extensions shall take effect on and as of the then scheduled Revolving Commitment Termination Date. The Administrative Agent shall promptly notify the Borrower as to whether the Lenders have consented to such extension.

                  (b) Withdrawing Revolving Lenders. No extension pursuant to
Section 2.13(a) shall be effective with respect to a Revolving Lender that either (i) by a notice (a "Withdrawal Notice") delivered to the Borrower and the Administrative Agent, declines to consent to such extension or (ii) has failed to respond to the Borrower and the Administrative

Agent within the Consent Period (each such Revolving Lender giving a Withdrawal Notice or failing to respond in a timely manner being "Withdrawing Revolving Lender").

                  (c) Replacement of Withdrawing Revolving Lender. The Borrower shall have the right during the period following the earlier of (i) the end of the Consent Period and (ii) receipt of notice from the Administrative Agent pursuant to clause (b) above, to replace the Withdrawing Revolving Lender with an existing Revolving Lender or a new Revolving Lender who consents to the extension of the Revolving Commitment Termination Date (a "Replacement Revolving Lender"). In the event the Borrower has not replaced the Withdrawing Revolving Lender within said period, the Borrower may request the Consenting Revolving Lenders to reduce the Commitments by the amount of the Withdrawing Revolving Lender's Commitment and extend the Revolving Commitment Termination Date which consent may be given or withheld by each Consenting Revolving Lender in its sole discretion. In the event all of the Consenting Revolving Lenders agree to such reduction and extension then, subject to compliance with Section 2.2, on and as of the then scheduled Revolving Commitment Termination Date (x) the Commitment shall be reduced by an amount equal to the Commitment of the unreplaced Withdrawing Revolving Lender, (y) such Withdrawing Revolving Lender shall cease to be a Revolving Lender under this Agreement and (z) the Revolving Commitment Termination Date shall be extended. In the event the Withdrawing Revolving Lender has not been replaced or all of the Consenting Revolving Lenders have not consented to reduction of the Commitment pursuant to this Section 2.13(c), the Revolving Commitment Termination Date shall not be extended.

                  (d) Assignment by Withdrawing Revolving Lender. A Withdrawing Revolving Lender shall be obliged, at the request of the Borrower and subject to the Withdrawing Revolving Lender receiving payment in full of all amounts owing to it under this Agreement concurrently with the effectiveness of an assignment, to assign, without recourse or warranty and by an Assignment and Acceptance, all of its rights and obligations hereunder to any Replacement Revolving Lender nominated by the Borrower and willing to accept such assignment; provided that such assignee satisfies all the requirements of this Agreement and such assignment is consented to by the Administrative Agent, which consent shall not be withheld or delayed unreasonably.

                  (e) Scheduled Revolving Commitment Termination Date. If the scheduled Revolving Commitment Termination Date shall have been extended in respect of Consenting Revolving Lenders and any Replacement Revolving Lender in accordance with Section 2.13(a), all references herein to the "Revolving Commitment Termination Date" shall refer to the Revolving Commitment Termination Date as so extended. The Revolving Commitment Termination Date may be extended twice.

                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

                  SECTION 3.1 Taxes. (a) Any and all payments by the Borrower to each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

                  (b) The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto. Payment under this indemnification shall be made within 30 days after the date the Lender or the Administrative Agent makes written demand therefor.

                  (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) the Borrower shall make such deductions and withholdings;

                  (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                  (iv) the Borrower shall also pay, without duplication, to each Lender or the Administrative Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                  (e) Each (i) Lender which is not organized under the laws of the United States or a state thereof hereby agrees, to the extent permitted by applicable law (including any applicable double taxation treaty), to execute and deliver to the Borrower and the Administrative Agent on or before the first scheduled payment date (or, if later, the date it becomes a party to this Agreement), a properly completed IRS Form W-8BEN, or, such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from United States withholding tax. Such Lender agrees to promptly notify the Administrative Agent and the Borrower of any change in circumstances or Requirement of Law which would modify or render invalid any claimed exemption.

                  (i) Each Lender hereby represents and warrants to the Borrower that on the Effective Date (or, if later, the date it becomes a party to this Agreement) it is entitled to receive payments of principal of, and interest on, Loans made by such Lender without withholding or deduction of U.S. withholding tax.

                  (ii) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Borrower and/or the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Borrower and/or the Administrative Agent of a change in circumstances which rendered the exemption from withholding tax ineffective, or for any other reason) such Lender shall indemnify the Borrower and/or the Administrative Agent fully for all amounts paid, directly or indirectly, by the Borrower and/or the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Borrower and/or the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

                  (f) If the Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to Section 3.1(c), then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender or inconsistent with such Lender's internal policies.

                  SECTION 3.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Lender to the Borrower through the Administrative Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), convert such Offshore Rate Loans of such Lender then outstanding into a Base Rate Loan and shall pay interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan.

                  (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Borrower may elect, by giving notice to the Lender through the Administrative Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

                  (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender or inconsistent with such Lender's internal policies.

                  SECTION 3.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by such Lender more than 90 days prior to the date of such request.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender (or its Lending Office) or any Person controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender and (taking into consideration such Lender's or such Person's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased or its rate of return is decreased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by such Lender more than 90 days prior to the date of such request.

SECTION 3.4 Funding Losses. Upon the request of any Lender, the Borrower shall reimburse such Lender and hold such Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan;

                  (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation that includes an Offshore Rate Loan;

                  (c) the failure of the Borrower to make any prepayment in accordance with any notice delivered under Section -------- 2.6;

                  (d) the prepayment (including pursuant to Section 2.6) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e) the automatic conversion under Section 2.5 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section and under Section 3.3(a), each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded. In the event BofA, as Lender, incurs any such losses or expenses in connection with assignments of its Commitments and/or Loans within 90 days of the Effective Date, the Borrower shall reimburse BofA for such losses or expenses.

                  SECTION 3.5 Inability to Determine Rates. If the Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or the Administrative Agent determines (or the Required Lenders advise the Administrative Agent) that the Offshore Rate applicable pursuant to Section 2.7(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/ Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

                  SECTION 3.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article III shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

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
                  SECTION 3.7 Substitution of Lenders. Upon the receipt by the Borrower from any Lender (an "Affected Lender") of a claim for compensation under Section 3.1, 3.2, 3.3 or 3.5 the Borrower may: (i) request the Affected Lender to use its reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitment (a "Substitute Lender"); (ii) request one or more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment; or (iii) designate a Substitute Lender. Any such designation of a Substitute Lender under clause (i) or (iii) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld). SECTION 3.8 Survival. The agreements and obligations of the Borrower in this Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to each Lender that:

                  SECTION 4.1 Due Organization, Authorization, etc. Each of the Borrower and each Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation, (b) is duly qualified to do business and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to qualify would not have a Material Adverse Effect, which jurisdictions are set forth with respect to the Borrower and each Subsidiary on Schedule 4.1 as revised from time to time by the Borrower pursuant to Section 5.1(i), (c) has the requisite corporate power and authority and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has (or within three Business Days of the Effective Date will have) obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing, except where the failure to do so would not have a Material Adverse Effect. The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). Each of the Borrower and its Subsidiaries has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Subsidiaries that would reasonably be expected to have a Material Adverse Effect. This Agreement and each of the Loan Documents to which the Borrower is a party is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally or by the application of equitable principles relating to enforceability (regardless of whether considered in a proceeding in equity or at law) including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing; provided that the Borrower assumes for purposes of this Section 4.1 that this Agreement and the other Loan Documents have been validly executed and delivered by each of the parties thereto other than the Borrower.

                  SECTION 4.2 GAAP Financial Statements. With respect to any representation and warranty which is deemed to be made after the date hereof by the Borrower, the balance sheet and statements of operations, of shareholders' equity and of cash flow, which as of such date shall most recently have been furnished by or on behalf of the Borrower to each Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, shall have been prepared in accordance with GAAP consistently applied (except as disclosed therein and, in the case of interim financial statements, for the absence of footnote disclosures), and shall present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments.

                  SECTION 4.3 Litigation and Contingent Liabilities. Except for claims which are covered by Insurance Policies, coverage for which has not been denied in writing, or which relate to Primary Policies or Borrower Reinsurance Agreements issued by the Borrower or its Insurance Subsidiaries or to which it is a party entered into by the Borrower or its Insurance Subsidiaries in the ordinary course of business (referred to herein as "Ordinary Course Litigation"), no claim, litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to its knowledge, threatened against the Borrower or any of its Subsidiaries (i) which would, if adversely determined, have a Material Adverse Effect or (ii) which seeks to prevent, enjoin or delay any of the transactions contemplated hereby, and there is no basis known to the Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, the Borrower has no material Contingent Liabilities not provided for or disclosed in the financial statements delivered pursuant to Section 5.1(a).

                  SECTION 4.4 ERISA Compliance.

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter has been filed with the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that would result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability;
         (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

                  SECTION 4.5 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not engaged in the "investment business" as defined in The Investment Business Act 1998.

                  SECTION 4.6 Regulations U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the Borrower, any of its Subsidiaries, any Affiliate of any of them or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulations U or X of the FRB.

                  SECTION 4.7 Proceeds. The proceeds of the Term Loans will be used to finance the initial funding of Insurance Subsidiaries of the Borrower. The proceeds of the Revolving Loans will be used for general corporate purposes (including capital contributions to Subsidiaries).

                  SECTION 4.8 Accuracy of Information. All factual written information furnished heretofore or contemporaneously herewith by the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders for purposes of this Agreement, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

                  SECTION 4.9 Subsidiaries. Schedule 4.9 as updated from time to time pursuant to Section 5.1(i) contains a complete list of the Borrower's Subsidiaries and designates each such Subsidiary as an Insurance Subsidiary or a Non-Insurance Subsidiary.

                  SECTION 4.10 Insurance Licenses. To the best of the Borrower's knowledge, no License is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by the Department which would have a Material Adverse Effect.

                  SECTION 4.11 Taxes. The Borrower and each of its Subsidiaries has filed all tax returns that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material taxes that are due and payable including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than (a) those that are not yet delinquent or that are being contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP or (b) those which the failure to file or pay would not have a Material Adverse Effect. On the Effective Date there is no ongoing audit or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Borrower's or any such Subsidiary's tax liability, for any period for which returns have been filed or were due. As used in this Section 4.11, the term "taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

                  SECTION 4.12 Compliance with Laws. Neither the Borrower nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the effect of such violation could reasonably be expected to have a Material Adverse Effect.

                  SECTION 4.13 Financial Condition. Since November 19, 2001 or the date of the most recent annual audited financial statements delivered pursuant to Section 5.1(a), as applicable, there has been no Material Adverse Effect.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

Until the Loans and all other Obligations are paid in full, and until the Revolving Commitment Termination Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

                  SECTION 5.1 Reports, Certificates and Other Information. Furnish or cause to be furnished to the Administrative Agent and the Lenders:

                  (a) GAAP Financial Statements:

                  (i) Within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of the unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, as of the close of such quarter and the related consolidated and consolidating statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and accompanied by the certification of the chief executive officer, chief financial officer, treasurer or controller of the Borrower that all such financial statements are complete and correct and present fairly in all material respects accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) the consolidated results of operations and cash flows of the Borrower and its consolidated Subsidiaries as at the end of such Fiscal Quarter and for the period then ended.

                  (ii) Within 90 days after the close of each Fiscal Year, (A) a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries, consisting of consolidated balance sheets and consolidated statements of income and retained earnings and cash flows, setting forth in comparative form in each case the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by the independent certified public accountants regularly retained by the Borrower, or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Administrative Agent that all such financial statements are complete and correct and present fairly in all material respects in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such Fiscal Year and for the period then ended and (B) a copy of the consolidating balance sheets and consolidating statements of income and retained earnings and cash flows for the Borrower and its Subsidiaries as of the end of such Fiscal Year, accompanied by the certificate of the chief executive officer, chief financial officer, treasurer or controller of the Borrower that all such consolidating financial statements are complete and correct and present fairly in all material respects the results of operations and cash flows of the Borrower as at the end of such Fiscal Year and for the period then ended.

                  (b) SAP Financial Statements. Within (i) 5 days after the date filed with the Department for each of its Fiscal Years, but in any event within 125 days after the end of each Fiscal Year of each Insurance Subsidiary a copy of the Annual Statement of each Insurance Subsidiary for such Fiscal Year and
(ii) 5 days after the date filed with any Department for each of its Fiscal Quarters, but in any event within 60 days after the end of each Fiscal Quarter of each Insurance Subsidiary a copy of the Quarterly Statement of each Insurance Subsidiary for such Fiscal Quarter, if any, required by such Department to be filed, each of which statements delivered pursuant to clause (i) or (ii) to be prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of each Insurance Subsidiary that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of such Insurance Subsidiary for the period then ended.

                  (c) Notice of Default, etc. As soon as practicable after an Executive Officer of the Borrower knows of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within three
(3) Business Days.

                  (d) Other Information. The following certificates and other information related to the Borrower:

                  (i) Promptly after completion of each such item but in no event later than the 90th day after the close of each Fiscal Year of the Borrower, a copy of the Borrower's projections for the next Fiscal Year.

                  (ii) Within five (5) Business Days of receipt, a copy of any final financial examination reports by a Governmental Authority with respect to the Insurance Subsidiaries relating to the insurance business of the Insurance Subsidiaries (when, and if, prepared), provided the Borrower shall only be required to deliver any interim report hereunder at such time as Borrower receives notice from the Governmental Authority that no final report will be forthcoming or a final report has not been delivered within 180 days of issuance of such interim report.

                  (iii) Copies of all filings (other than nonmaterial tax and insurance rate and other ministerial regulatory filings) with Governmental Authorities by the Borrower or any Subsidiary not later than five (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or such Subsidiary and its Affiliates.

                  (iv) Within five (5) Business Days of such notice, notice of proposed or actual suspension, termination or revocation of any material License of the Insurance Subsidiaries by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower of a hearing relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower or any Insurance Subsidiary to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower or any Insurance Subsidiary to conduct its business.

                  (v) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning the business, practices or operations of the Borrower or any Insurance Subsidiary.

                  (vi) Simultaneously with delivery of the financial statements provided pursuant to Section 5.1(a), a list of all investments (including, without limitation, Permitted Investments) of the Borrower and its Insurance Subsidiaries as of the end of such Fiscal Quarter.

                  (vii) Promptly, after an Executive Officer of the Borrower has knowledge of actual material changes in the Insurance Code governing the investment or dividend practices of any Insurance Subsidiary.

                  (viii) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request concerning the Borrower or any Subsidiary.

                  (e) Compliance Certificates. Concurrently with the delivery to the Administrative Agent of the GAAP financial statements under Sections 5.1(a)(i) and 5.1(a)(ii), for each Fiscal Quarter and Fiscal Year of the Borrower, a duly completed Compliance Certificate, signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in Sections 6.1, 6.2, 6.3 and 6.10, and to the effect that, to the best of such officer's knowledge, as of such date no Default has occurred and is continuing.

                  (f) Reports to SEC and to Shareholders. Promptly upon the filing or making thereof (i) copies of each filing and report made by the Borrower or any of its Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and (ii) if the Borrower has issued stock in a public offering, copies of each communication from the Borrower to shareholders generally.

                  (g) Insurance Reports. Within five (5) Business Days of receipt of such notice by the Borrower or its Subsidiaries, written notice of any cancellation of any material Insurance Policy carried by the Borrower or any of its Subsidiaries.

                  (h) Formation of Subsidiaries. Promptly upon formation of any Subsidiary, written notice of the name, purpose and capitalization of such Subsidiary.

                  (i) Updated Schedules. From time to time, and in any event concurrently with delivery of the financial statements under Section 5.1(a)(i) and (ii), revised Schedules 4.1 and 4.9, if applicable, showing changes from the Schedules previously delivered.

                  SECTION 5.2 Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (a) maintain and preserve the existence of each Insurance Subsidiary of the Borrower (except that inactive Subsidiaries of the Borrower may be merged out of existence or dissolved and Subsidiaries may be dissolved provided that the aggregate Net Worth of such dissolved Subsidiaries at the time of dissolution since the Effective Date does not exceed $50,000,000) and (b) be, and ensure that each Subsidiary of the Borrower is, duly qualified to do business and be in good standing in each jurisdiction where the nature of its business makes such qualification necessary unless the failure to be so qualified would not have a Material Adverse Effect.

                  SECTION 5.3 Books, Records and Inspections. (a) Maintain, and cause each of its Subsidiaries to maintain, materially complete and accurate books and records in accordance with GAAP and in addition, with respect to each Insurance Subsidiary, SAP, (b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Administrative Agent to its books and records, (c) permit, and cause each of its Subsidiaries to permit, the Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit, and cause each of its Subsidiaries to permit, the Administrative

Agent to discuss, at reasonable times, its business, operations and financial condition with its officers and its independent accountants.

               SECTION 5.4 Insurance. Maintain, and cause each of its Subsidiaries to maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

               SECTION 5.5 Taxes and Liabilities. Pay, and cause each of its Subsidiaries to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP.

               SECTION 5.6 Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, (a) with all Requirements of Law related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower), and (b) with all Contractual Obligations binding upon such entity, except where, in each case, failure to so comply would not in the aggregate have a Material Adverse Effect.

               SECTION 5.7 Maintenance of Permits. Once received, maintain, and cause each of its Subsidiaries to maintain, all permits, licenses and consents as may be required for the conduct of its business by any Governmental Authority except where failure to maintain the same would not reasonably be expected to have a Material Adverse Effect.

               SECTION 5.8 Conduct of Business. Engage, and cause each Subsidiary to engage, primarily in the same business described in the Bank Offering Memorandum.

               SECTION 5.9 Investments. Cause the Invested Assets of the Borrower and its Subsidiaries to be invested at all time so as to be in full compliance with each of the following guidelines: (a) all Invested Assets of each Insurance Subsidiary shall be in compliance with the applicable Insurance Code and (b) at least 80% of all Invested Assets of the Borrower and its Subsidiaries shall constitute Permitted Investments. If at any time after a Permitted Investment is made, it ceases to meet a rating requirement, it shall remain permitted hereby until the date which is 60 days after the date on which such rating requirement is not met.

               SECTION 5.10 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

               Until the Loans and all other Obligations are paid in full and until the Revolving Commitment Termination Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

               SECTION 6.1 Leverage Ratio. Not permit the Leverage Ratio to be more than 30%.

               SECTION 6.2 Tangible Net Worth. Not permit the Tangible Net Worth of the Borrower to be less than the sum of (a) $475,000,000 plus (b) 50% of positive quarterly Consolidated Net Income (with no deduction for net losses) plus (c) 50% of Net Equity Proceeds minus (d) Additional Restricted Payments.

               SECTION 6.3 Statutory Net Written Premiums to Consolidated Insurance Subsidiary Net Worth. Commencing March 31, 2002, not permit the ratio of (a) the aggregate Statutory Net Written Premiums for all Insurance Subsidiaries for the four Fiscal Quarters then ended to (b) the Consolidated Insurance Subsidiary Net Worth of all Insurance Subsidiaries on the last day of the four Fiscal Quarters then ended to be greater than 1.5:1.0 as at the end of any Fiscal Quarter; provided that for purposes of calculating such ratio in Fiscal Year 2002, the ratio shall be based on the number of Fiscal Quarters then ended in Fiscal Year 2002. For example, for the Fiscal Quarter ending June 30, 2002, the ratio shall be based on the two Fiscal Quarters then ended.

               SECTION 6.4 Debt. Not, and not permit any Subsidiary to, incur any Debt other than (a) Debt under the Loan Documents; (b) Purchase Money Debt provided the aggregate principal amount outstanding at any time does not exceed $1,000,000; (c) Capital Lease Obligations provided such Leases do not cover any property other than property acquired in connection therewith and the aggregate principal amount of all such Debt outstanding at any time does not exceed $1,000,000; (d) Hedging Obligations entered into in the ordinary course of business in order to hedge currency, or interest rate risks, and not for purposes of speculation; (e) Debt for letters of credit which have been issued to reinsurance cedents in the ordinary course of business; (f) Debt owing by a Subsidiary to the Borrower or by a Subsidiary to another Subsidiary; (g) Debt not included in paragraphs (a) through (f) which does not exceed at any time, in the aggregate, $10,000,000; and (h) refinancings of any of Debt permitted in clauses (b) through (g) provided that the aggregate principal amount of Debt being refinanced is not increased.

               SECTION 6.5 Mergers, Consolidations and Sales. (a) Not permit any of its Insurance Subsidiaries to merge or consolidate, (b) not, and not permit any of its Insurance Subsidiaries to, purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person other than (i) a newly formed Subsidiary, (ii) the acquisition of shares of a Subsidiary held by minority shareholders provided the aggregate purchase price of all such acquisitions since the Effective Date does not exceed $50,000,000, and (iii) the acquisition of a property or casualty insurance company or entity providing related services provided that at the time of such acquisition the aggregate purchase price (after giving effect to the proposed acquisition) of all acquisitions pursuant to this clause (iii) does not exceed 20% of Consolidated Net Worth, or (c) not, and not permit any of its Insurance Subsidiaries to, sell, transfer, convey or lease all or any substantial part of its assets or sell or assign with or without recourse any receivables, other than any sale, transfer, conveyance or lease in the ordinary course of business, except in the cases of clauses (a), (b) or (c)for (x) any sale, transfer, lease or disposition of an asset by or to a Subsidiary, (y) any disposition in connection with the dissolution of a Subsidiary in accordance with Section 5.2, and (z) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of any wholly-owned Subsidiary into, with or to the Borrower or any other wholly-owned Subsidiary, provided in each case no Default or Event of Default has occurred and is continuing or would result therefrom.

               SECTION 6.6 Other Agreements. Not, and not permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

               SECTION 6.7 Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is on an arm's-length basis; provided that transactions between the Borrower and any wholly-owned Subsidiary of the Borrower or between any wholly-owned Subsidiaries of the Borrower shall be excluded from the restrictions set forth in this
Section 6.7.

               SECTION 6.8 Liens. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except the following: (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP; (ii) easements, party wall agreements, rights of way, restrictions, and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of leases or subleases granted to others, statutory liens of landlords, zoning restrictions, licenses, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole; (iii) Liens in connection with Debt permitted under Sections 6.4(b), (c) and (g); (iv) Liens to secure Debt of a Subsidiary to the Borrower or Debt of a wholly-owned Subsidiary to another wholly-owned Subsidiary; (v) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits and Liens pursuant to letters of credit or other security arrangements in connection with such insurance or benefits; (vi) attachments, judgments and other similar Liens for sums not exceeding $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights); (vii) attachments, judgments and other similar Liens for sums of $5,000,000 or more (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off; (viii) mechanics', workers', materialmen's and other like Liens arising in the ordinary course of business or imposed by law in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ix) liens pursuant to trust, letter of credit or other security arrangements in connection with Primary Policies or Borrower Reinsurance Agreements and (x) any continuation, refinancing or replacement of the foregoing; provided, however, that, no Lien shall be permitted to exist on the shares of stock of any Subsidiary; and provided, further that after giving effect to all Liens, the Fair Market Value of the Unencumbered Assets shall be $400,000,000 or greater.

               SECTION 6.9 Restrictions On Negative Pledge Agreements. Not, and not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any agreement, other than this Agreement, which places any restrictions upon the right of the Borrower or any of its Subsidiaries to pledge any of its properties now owned or hereafter acquired other than (i) restrictions contained in documents relating to the Liens permitted in Section 6.8(iii) and (ix) (provided such restrictions do not extend to assets other than the collateral for such Debt) and (ii) restrictions imposed by federal or state laws upon the right of the Borrower or any of its Subsidiaries to pledge securities owned by it.

               SECTION 6.10 Equity Distributions, Etc.. Not, and not permit its Subsidiaries to declare, pay or set aside funds for any Restricted Payments. Notwithstanding the foregoing, provided no Default or Event of Default has occurred and is continuing on the date of or would result from such declaration or payment, commencing on and after April 1, 2003, the Borrower may make Restricted Payments as follows:

               (a) Restricted Payments equal to 50% of the Consolidated Net Income for any quarter (each a "Permitted Restricted Payment"); and

               (b) Restricted Payments in excess of Permitted Restricted Payments (each an "Additional Restricted Payment") provided (i) not less than five Business Days prior to making such Additional Restricted Payment the Borrower shall have provided the Administrative Agent and the Lenders, a duly completed Compliance Certificate, signed by the chief financial officer or treasurer of the Borrower, containing the amount of such Additional Restricted Payment, the amount of Debt Capital Refunding to be made in connection therewith and a computation of each of the applicable financial ratios and restrictions contained in Sections 6.1, 6.2 and 6.3 after giving effect to such Additional Restricted Payment and Debt Capital Refunding, and, to the effect that, to the best of such officer's knowledge, as of such date no Default or Event of Default has occurred and is continuing or will result from such Additional Restricted Payment; and (ii) simultaneously with each Additional Restricted Payment, the Borrower shall have made a Debt Capital Refunding in accordance with Section 2.6(b).

               SECTION 6.11 Capital Expenditures. Not, and not permit any Subsidiary to, make any expenditures in respect of the purchase or other acquisition of any fixed or capital asset except for capital expenditures in the ordinary course of business not exceeding $10,000,000 in the aggregate for any Fiscal Year.

               SECTION 6.12 Regulations U and X. Not, and not permit any of its Subsidiaries to, hold margin stock (as such term is defined in Regulation U of the FRB) having a value in excess of 25% of the value of the assets of the Borrower and its Subsidiaries taken as a whole after taking into account the application of the proceeds of the Loans.

                                  ARTICLE VII

                       EVENTS OF DEFAULT AND THEIR EFFECT

               SECTION 7.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

               (a) Non-Payment of Loan. Default in the payment when due of any principal on the Loans.

               (b) Non-Payment of Interest, Fees, etc. Default, and continuance thereof for three (3) Business Days, in the payment when due of interest on the Loans, fees or of any other amount payable hereunder or under the Loan Documents.

               (c) Non-Payment of Other Debt. (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of the Borrower or any of its Subsidiaries if the aggregate amount of Debt of the Borrower and/or any of its Subsidiaries which is accelerated or due and payable, or which (subject to any applicable grace period) may be accelerated or otherwise become due and payable, by reason of such default or defaults is $5,000,000 or more, or (ii) default in the performance or observance of any obligation or condition with respect to any such other Debt of, or guaranteed by, the Borrower and/or any of its Subsidiaries if the effect of such default or defaults is to accelerate the maturity (subject to any applicable grace period) of any such Debt of $5,000,000 or more in the aggregate or to permit the holder or holders of such Debt of $5,000,000 or more in the aggregate, or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity.

               (d) Other Material Obligations. Except for obligations covered under other provisions of this Article VII, default in the payment when due, or in the performance or observance of, any material obligation of, or material condition agreed to by, the Borrower or any of its Subsidiaries with respect to any material purchase or lease obligation of $5,000,000 or more (unless the existence of any such default is being contested by the Borrower in good faith and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 60 days.

               (e) Bankruptcy, Insolvency, etc. (i) The Borrower or any Insurance Subsidiary becomes insolvent or generally fails to pay (subject to applicable grace periods), or admits in writing its inability to pay, debts as they become due; (ii) there shall be commenced by or against the Borrower or any Insurance Subsidiary any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (B) seeking appointment of a receiver, trustee, custodian, rehabilitation, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) if filed against such Person, remains undismissed, undischarged or unstayed for a period of 60 days; or (iii) there shall be commenced against any of such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any of such Persons shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause(ii) or
(iii) above; or (v) any Governmental Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Persons.

               (f) Non-compliance With Sections 6.1 and 6.2. The Borrower shall fail to comply with the covenant set forth in Section 6.1 or Section 6.2 and continuance of such failure for 30 days unless a Cure Contribution is made during such 30 days.

               (g) Non-compliance With Other Financial Conditions. Failure by the Borrower to comply with its covenants set forth in Section 5.2, 5.7, 5.8 or 6.3, 6.4, 6.5, 6.8, 6.10, 6.11, and 6.12.

               (h) Non-compliance With Other Provisions. Failure by the Borrower to comply with or to perform any provision of this Agreement or the other Loan Documents (and not constituting an Event of Default under any of the other provisions of this Article VII) and continuance of such failure for 30 days after notice thereof from the Administrative Agent to the Borrower.

               (i) Warranties and Representations. Any warranty or representation made by the Borrower or any Subsidiary in any of the Loan Documents is inaccurate or incorrect in any material respect as of the date such warranty or representation is made; or any certificate, document or financial statement furnished by the Borrower or any Subsidiary in connection with the Loan Documents to the Administrative Agent or the Lenders is incorrect in any material respect on the date as of which the facts therein set forth are stated or certified.

               (j) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

               (k) Loan Documents. Any action shall be taken by or on behalf of the Borrower or to contest the validity, binding nature or enforceability of any of the Loan Documents.

               (l) Change in Control. A Change in Control occurs.

               (m) Judgments. A final judgment or judgments which exceed an aggregate of $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has not disputed coverage) shall be rendered against the Borrower or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgment(s).

               (n) Change in Law. Any change is made in the Insurance Code which affects the dividend practices of any Insurance Subsidiary and which would have a Material Adverse Effect and such circumstances shall continue for 180 days.

               (o) Confirmation of Capital Requirement. Within three Business Days of the Effective Date, the Borrower fails to deliver evidence satisfactory to the Administrative Agent that Montpelier Reinsurance Ltd. has delivered to the Supervisor of Insurance the confirmation required under the letter dated November 22, 2001.

               (p) Redeemable Stock. The Borrower authorizes or issues any capital stock which provides for redemption prior to the Final Maturity Date.

               (q) Corporate Existence. The Borrower shall merge or consolidate with any Person other than as permitted in Section 6.5 or the Borrower shall fail to preserve in full force and effect its corporate existence.

               SECTION 7.2 Effect of Event of Default. If any Event of Default described in Section 7.1(e) shall occur, the Loans and all other Obligations shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent upon the written request of the Required Lenders shall terminate the Commitments hereunder and declare all or any portion of the Loans and all other Obligations to be due and payable, whereupon the Commitments shall terminate and all or such portion of the Loans and all other Obligations shall become immediately due and payable, all without further notice of any kind. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 7.1(a) may not be waived except by consent of all of the Lenders and acknowledged by the Administrative Agent in writing.

                                  ARTICLE VIII

                                   CONDITIONS

               SECTION 8.1 Conditions to Occurrence of the Effective Date. The occurrence of the Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent:

               (a) This Agreement and Certain Related Documents. This Agreement and such other Loan Documents as are required to be delivered by the terms of this Agreement.

               (b) Organization Documents. Certified copies of the Organization Documents of the Borrower and of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to the Loan Documents to which it is a party.

               (c) Incumbency and Signatures. A certificate of an Authorized Officer of the Borrower certifying the names of the individual or individuals authorized to sign the Loan Documents to which such Person is a party, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

               (d) Opinions of Counsel. The opinion of (i) LeBoeuf, Lamb, Greene & MacRae, L.L.P., New York counsel to the Borrower and (ii) Conyers, Dill & Pearman, Bermuda counsel to the Borrower, in each case addressed to the Administrative Agent and the Lenders in form and substance satisfactory to the Administrative Agent and its counsel.

               (e) Material Adverse Change Certificate. An officer's certificate, signed by an Authorized Officer of the Borrower, certifying that to such officer's best knowledge, since November 19, 2001, no event has occurred which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

               (f) Montpelier Reinsurance Ltd. Montpelier Reinsurance Ltd. shall have been formed.

               SECTION 8.2 Conditions to Initial Borrowing. The occurrence of the initial Borrowing hereunder shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated such Borrowing Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent:

               (a) Effective Date. The Effective Date shall have occurred.

               (b) Outstanding Debt. After giving effect to the Borrowing, the Borrower shall have no more than $150,000,000 of Debt outstanding.

               (c) Fees. The fees referred to in Section 2.8 which are due and payable on or prior to the Effective Date shall have been paid to the Administrative Agent where applicable for the benefit of the Lenders.

               (d) Equity Closing. The private equity offering shall have been completed and after giving effect thereto the Borrower shall have a Tangible Net Worth of at least $775,000,000.

               SECTION 8.3 Conditions to All Borrowings. The obligation of the Lenders to make all Loans (including the initial Loans) shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

               (a) No Default. No Default (excluding a Default under Section 7.1(f) but including an Event of Default under Section 7.1(f)) or Event of Default shall have occurred and be continuing or will result from the making of the Loans.

               (b) Warranties and Representations. All warranties and representations contained in Article IV of this Agreement shall be true and correct in all material respects as of the date of any Loan, with the same effect as though made on the date of and concurrently with the making of such Loan (except where such representation speaks as of specified date).

               (c) Borrowing Request. The Administrative Agent shall have received a Notice of Borrowing.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

               SECTION 9.1 Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 9.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

               SECTION 9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

               SECTION 9.3 Liability of Administrative Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

               SECTION 9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

               SECTION 9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article VII; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

               SECTION 9.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

               SECTION 9.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

               SECTION 9.8     Administrative Agent in Individual Capacity.
BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

               SECTION 9.9 Successor Administrative Agent. The Administrative Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

                                   ARTICLE X

                                  MISCELLANEOUS

               SECTION 10.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by the Lenders expressly designated with respect thereto and the Borrower and acknowledged by the Administrative Agent, do any of the following:

               (a) increase the Commitments (or reinstate the Commitments terminated pursuant to Section 7.2) without the consent of all Lenders;

               (b) extend the date for payment of any principal of or interest on the Revolving Loans or any fees payable with respect thereto or reduce the principal amount of any Revolving Loans, the rate of interest thereon or any fees payable hereunder with respect to the Revolving Loan or the Revolving Loan Commitments without the consent of all the Revolving Lenders;

               (c) extend the date for payment for any principal of or interest on the Term Loans or reduce the principal amount of any Term Loans, the rate of interest thereon or any fees payable hereunder with respect to the Term Loans or Term Loan Commitments without the consent of all the Term Lenders;

               (d) change the percentage of the Commitments or the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take action hereunder without the consent of all the Revolving Lenders and/or Term Lenders, as applicable;

               (e) amend this Section 10.1, or Section 2.12, the definition of "Required Lenders" or any provision herein providing for consent or other action by all Lenders without the consent of all Lenders;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the requisite Lenders affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

               SECTION 10.2 Notices. (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and
(ii) except in the case of Notices of Borrowing and Notices of Conversions/Continuation, shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.2; or, as directed to the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

               (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or, if delivered, upon delivery, except that notices pursuant to Article II or IX shall not be effective until actually received by the Administrative Agent.

               (c) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

               SECTION 10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

               SECTION 10.4     Costs and Expenses. The Borrower shall:

               (a) Whether or not the transactions contemplated hereby are consummated, pay or reimburse Administrative Agent and the Arranger (for the Arranger's expenses through February 28, 2002) within ten Business Days after demand for all reasonable costs and expenses incurred by the Administrative Agent and the Arranger in connection with the development, syndication, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Administrative Agent and the Arranger with respect thereto; and

               (b) pay or reimburse the Administrative Agent and each Lender within ten Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including any bankruptcy or other insolvency proceeding or appellate proceeding).

               SECTION 10.5      Indemnity.

               (a) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, advisors, agents and attorneys-in-fact (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy or other insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

               (b) No Indemnified Person shall be liable for any damages arising from the use by others of information or other materials obtained through internet, Intralinks or other similar information transmission systems in connection with this Agreement or the Loans or Commitments hereunder unless such damages are the result of the gross negligence or willful misconduct of such Indemnified Person. An Indemnified Person shall promptly notify the Borrower in writing as to any action, claim, suit, proceeding or investigation for which indemnity may be sought, but the omission so to notify the Borrower will not relieve the Borrower from any liability which it may have to any Indemnified Person hereunder to the extent that the Borrower is not materially prejudiced as a result of such failure. After such notice to the Borrower, the Borrower shall be entitled to participate in, and to the extent that it shall elect by written notice delivered to such Indemnified Person promptly after receiving the aforesaid notice of such Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person in such action, claim, suit, proceeding or investigation and shall pay as incurred the reasonable fees and expenses of such counsel related to such action, claim, suit, proceeding or investigation. In any action, claim, suit, proceeding or investigation, any Indemnified Person shall have the right to retain its own separate counsel at such Indemnified Person's own expense and not subject to reimbursement by the Borrower; provided, however, that the Borrower shall pay as incurred the fees and expenses of such counsel incurred in connection with investigating, preparing, defending, paying, settling or compromising any action, claim, suit, proceeding or investigation if (i) the parties to such action, claim, suit, proceeding or investigation include both the Indemnified Person and the Borrower and there may be legal defenses available to such Indemnified Person which are different from or additional to those available to the Borrower; (ii) the use of counsel chosen by the Borrower to represent both the Borrower and such Indemnified Person would present such counsel with an actual or potential conflict of interest; (iii) the Borrower shall not have employed satisfactory counsel to represent the Indemnified Person within a reasonable time after notice of the institution of such action, claim, suit, proceeding or investigation; or (iv) the Borrower shall authorize the Indemnified Person to employ separate counsel (in addition to any local counsel) at the expense of the Borrower. The Borrower shall not, in connection with any action, claim, suit, proceeding or investigation, be liable for the fees and expenses of more than one separate firm of legal counsel (in addition to any appropriate and necessary local legal counsel) for all Indemnified Parties, except to the extent the use of one counsel to represent all Indemnified Parties would present such counsel with an actual or potential conflict of interest, and in the event that separate counsel is to be retained to represent one or more Indemnified Parties, such separate counsel shall be chosen by Administrative Agent.

               (c) Each Indemnified Person agrees that without the Borrower's prior written consent (not to be unreasonably withheld), it will not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any claim, action, suit, proceeding or investigation in respect of which indemnification could be sought hereunder unless such settlement, compromise, consent or termination includes an unconditional release of the Borrower and the Indemnified Person from any liabilities arising out of such claim, action, suit, proceeding or investigation.

               SECTION 10.6 Payments Set Aside. To the extent that the Borrower makes a payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any bankruptcy or other insolvency proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its Applicable Percentage of any amount so recovered from or repaid by the Administrative Agent.

               SECTION 10.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

               SECTION 10.8 Assignments, Participations, etc. (a) Any Lender may, with the written consent of the Borrower (at all times other than during the existence of a Default or an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, provided, however, that the aggregate principal amount of the Commitments and Loans assigned by any Lender to someone other than another Lender shall be in a minimum amount of $5,000,000 (or if less, the entire Commitments then held by such Lender) and integral multiplies of $1,000,000 thereafter and after giving effect to any such assignment by a Lender, the aggregate amount of the Commitments and/or Loans held by such assigning Lender is at least $5,000,000 (unless such Lender has assigned the entire Commitment and Loans then held by it). The Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") and (iii) the assignor Lender or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500.

               (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and provided the required consents with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

               (c) Immediately upon the Administrative Agent's receipt of the processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments and Loans allocated to each Assignee shall reduce such Commitments and Loans of the assigning Lender pro tanto.

               (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans or Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the Originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders or of the Revolving Lenders or Term Lenders, as applicable. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 3.1, 3.3 and 10.5 to the extent the Lender selling such participation would be so entitled, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

               (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

               SECTION 10.9 Confidentiality. Each Lender agrees to maintain and to cause its Affiliates to maintain the confidentiality of all information provided to it by the Borrower or any Subsidiary, or by the Administrative Agent on behalf of the Borrower or any Subsidiary of either of them, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated directly with the Borrower or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender or in violation of any applicable confidentiality agreement known to the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower and/or with any restrictions on its use known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; provided that the Lender requests confidential treatment of such information to the extent permitted by law; (B) pursuant to subpoena or other court process; (C) as may be required (in such Person's reasonable judgment) in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors who agree to the confidentiality provisions hereof; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder.

               SECTION 10.10     Set-off. In addition to any rights and
remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

               SECTION 10.11 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

               SECTION 10.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

               SECTION 10.13     Severability. The illegality or
unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

               SECTION 10.14 No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

               SECTION 10.15 Governing Law and Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY NEW YORK OR FEDERAL LAW.

               SECTION 10.16     Waiver of Jury Trial. THE BORROWER, THE
LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               SECTION 10.17 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the Fronting Bank and each Lender.

               SECTION 10.18 Service of Process. On or prior to the Effective Date, the Borrower shall appoint LeBoeuf, Lamb, Greene & MacRae, L.L.P. (the "Agent"), with an office on the date hereof at 125 West 55th Street, New York, New York 10019, United States, as its agent to receive on its behalf and its property service of copies of the summons and complaints and any other process which may be served in any such action or proceeding, provided that a copy of such process is also mailed by registered or certified mail, postage prepaid, to the Borrower at its address specified pursuant to Section 10.2. Such service may be made by mailing or delivering a copy of such process to the Borrower in care of the Process Agent at the Process Agent's above address, and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Borrower agrees to indemnify the Process Agent in connection with all matters relating to its appointment as agent of the Borrower for such purposes, to enter into any agreement relating to such appointment which such Process Agent may customarily require, and to pay such Process Agent's customary fees upon demand. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified pursuant to Section 10.2. Nothing in this
Section 10.18 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower, or any of its properties in the courts of any other jurisdiction.

               SECTION 10.19 Currency Indemnity. The Borrower, the Administrative Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to the Administrative Agent or any Lender hereunder, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), the Borrower agrees to indemnify the Administrative Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Administrative Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Administrative Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment

               SECTION 10.20 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof except for those matters expressly contained in the syndication letter dated November 19, 2001 among the Borrower, BofA, the Arranger, White Mountains Insurance Group, Ltd. and Benfield Group plc.

                                       MONTPELIER RE HOLDINGS LTD.


                                       By:     /s/ John D. Gillespie
                                               ---------------------------------

                                       Title:  Director
                                               ---------------------------------

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent and Lender


                                       By:     /s/
                                               _________________________________


                                       Title:  _________________________________

                                  SCHEDULE 1.2

                                  Pricing Grid


                                                            Applicable Margin for Offshore Rate Loans
                                                            -----------------------------------------    Facility Fee
                                Leveraged Ratio             Revolving Loans          Term Loans              Rate
                                ---------------             ----------------         ----------------    ------------
Pricing Level I            Less than or equal to 10%               37.5                  50.0                12.5
-------------------------------------------------------------------------------------------------------------------
Pricing Level II           Less than or equal to 20%,              60.0                  75.0                15.0
                           but greater than 10%
-------------------------------------------------------------------------------------------------------------------
Pricing Level III          Less than or equal to 25%,              65.0                  85.0                20.0
                           but greater than 20%
-------------------------------------------------------------------------------------------------------------------
Pricing Level IV           Greater than 25%                       100.0                 125.0                25.0
-------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2.1

                                   COMMITMENTS

                       Revolving Loan           Term Loan          Revolving            Term             Voting
Lender                   Commitment            Commitment          Percentage         Percentage        Percentage
------                  -----------           -------------        ----------         ----------        ----------
Bank of                 $50,000,000           $ 150,000,000         100.0000%          100.000%         100.000%
America, N.A.
                        -----------           -------------         ---------          --------         --------
Total                   $50,000,000           $ 150,000,000         100.0000%          100.000%         100.000%

                                  SCHEDULE 4.1

                                  JURISDICTIONS

                ENTITY                         JURISDICTION
                ------                         ------------
Montpelier Re Holdings Ltd.                      Bermuda
Montpelier Reinsurance Ltd.                      Bermuda
Montpelier Marketing Services (UK) Limited       UK

                                  SCHEDULE 4.9

                                  SUBSIDIARIES

               SUBSIDIARY                             DESIGNATION
               ----------                             -----------
Montpelier Reinsurance Ltd.                      Insurance Subsidiary
Montpelier Marketing Services (UK) Limited       Non-Insurance Subsidiary

                                  SCHEDULE 10.2

                                    ADDRESSES

LENDING OFFICES
ADDRESSES FOR NOTICES
---------------------

BANK OF AMERICA, NATIONAL ASSOCIATION,
-------------------------------------
as Administrative Agent for the Lenders

Bank of America, N.A.
Agency Management

1850 Gateway Blvd.
Concord, CA 94520-3282
Attention:        Mervin Abayari
Facsimile:        (888) 969-3006

Lending Office and Notices (other than notice of Credit Extensions):

Bank of America, National Association
231 South LaSalle Street
Chicago, Illinois 60697
Attention:        Mehul Mehta
Telephone:        (312) 828-2147
Facsimile:        (312) 987-0889


MONTPELIER RE HOLDINGS LTD.

The Ace Building
30 Woodboune Avenue
P.O. Box HM 2079
Pembroke HM HX
Bermuda
Attention:        Controller
Facsimile:        (441) 296-5551

                                    EXHIBIT A

                               NOTICE OF BORROWING

                               Date: _____________

To: Bank of America N.A., as Administrative Agent for the Lenders parties to the Credit Agreement dated as of December 12, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Montpelier Re Holdings Ltd., certain Lenders which are signatories thereto and Bank of America N.A., as Administrative Agent

Ladies and Gentlemen:

          The undersigned, Montpelier Re Holdings Ltd. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the Borrowing specified below:

               1. The Business Day of the proposed Borrowing is __________,
          20__.

               2. The aggregate amount of the proposed Borrowing is $__________ in [Term] [Revolving] Loans.

               3. The Borrowing is to be comprised of $__________ of [Base Rate] [Offshore Rate] Loans.

               4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [______ months].

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to a specified date);

               (b) no Default or Event of Default has occurred and is continuing, or would result from the making of such Loans; and

               (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans to exceed the combined Revolving Loan Commitments.

                                       MONTPELIER RE HOLDINGS LTD.

                                       By:     _________________________________

                                       Title:  _________________________________

                                    EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION

                                 Date: _________

To: Bank of America N.A., as Administrative Agent for the Lenders parties to the Credit Agreement dated as of December 12, 2001 (as extended, renewed, amended or restated from time to time, the "Credit ------- Agreement") among Montpelier Re Holdings Ltd., certain Lenders which are signatories thereto, and Bank of America N.A., as Administrative Agent

Ladies and Gentlemen:

          The undersigned, Montpelier Re Holdings Ltd. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

          1. The Conversion/Continuation Date is __________, 20__.

          2. The aggregate amount of the [Term] [Revolving] Loans to be [converted] [continued] is $__________.

          3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

          4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [__ days] [__ months].

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (b) the proposed [conversion] [continuation] will not cause the aggregate principal amount of all outstanding Revolving Loans to exceed the combined Commitments of the Lenders.(1)

                                       MONTPELIER RE HOLDINGS LTD.

                                       By:     _________________________________
                                       Title:  _________________________________

-------------------------------
(1)  Delete if only Term Loans.

                                    EXHIBIT C

                           Montpelier Re Holdings Ltd.

                             COMPLIANCE CERTIFICATE

                      Financial Statement Date: __________

          Reference is made to that certain Credit Agreement dated as of December 12, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Montpelier Re Holdings Ltd., a company organized under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties to the Credit Agreement (the "Lenders"), and Bank of America N.A., as agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

          The undersigned hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] [controller] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders and the Administrative Agent on the behalf of the Borrower and its consolidated Subsidiaries, and that:

          [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 5.1(a)(ii) of the Credit Agreement.

          1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of the Fiscal Year ended ____________, ____ and (b) the related consolidated statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of ______ which report states that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such Fiscal Year and for the period then ended.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [5.1(a)(i)] of the Credit Agreement.]

          1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of the Fiscal Quarter ended __________, _____, and (b) the related unaudited consolidated and consolidating statements of income, and cash flows for the portion of the Fiscal Year ending on the last day of such quarter, and certified by [chief executive officer] [the chief financial officer] [treasurer] [controller] that such financial statements were prepared in accordance with GAAP (subject only to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and fairly present, in all material respects, the consolidated results of operations and cash flows of the Borrower and its consolidated Subsidiaries as at the end of such Fiscal Quarter and for the period then ended.

          2. The undersigned has reviewed and is familiar with the terns of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

          3. To the best of the undersigned's knowledge, the Borrower, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Borrower, and the undersigned has no knowledge of any Default or Event of Default.

          4. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, ____.

                                       MONTPELIER RE HOLDINGS LTD.

                                       By:     _________________________________
                                       Title:  _________________________________

                                   Schedule 2


I.        Section 6.1 - Leverage Coverage Ratio.
          -------------------------------------
          A.       Total Debt                                                          $____________
          B.       Hedging Obligations                                                 $____________
          C.       Consolidated Debt (Item A minus Item B)                             $____________
          D.       Consolidated Net Worth                                              $____________
          E.       Intangible Assets                                                   $____________
          F.       Capitalized Expenses                                                $____________
          G.       Tangible Net Worth (Item D minus E minus F)                         $____________
          H.       Item C plus Item G                                                  $____________
          I.       Ratio of Item C to Item H                                           ____________%

          Item I is not permitted to exceed 30%

II.       Section 6.2 - Net Worth.
          -----------------------
          A.       50% of Positive Consolidated Net Income for Fiscal Quarter (with
                   no deductions for net losses)                                       $____________
          B.       Cumulative Positive Consolidated Net Income for previous Fiscal
                   Quarters (Sum of Item II B plus Item II A in each case as shown
                   on the last Compliance Certificate)                                 $____________
          C.       50% of Net Equity Proceeds since Effective Date                     $____________
          D.       Additional Restricted Payments since Effective Date                 $____________
          E.       Item A plus Item B plus Item C minus Item D                         $____________
          F.       Net Worth as at end of Fiscal Quarter                               $____________
          G.       Intangible Assets and Capitalized Expenses                          $____________
          H.       Tangible Net Worth (Item F minus Item G)                            $____________
          I.       Required Tangible Net Worth ($475,000,000 plus Item E)              $____________

III.      Section 6.3 - Statutory Premiums/Insurance Subsidiary Net Worth
          (commencing March 31, 2002).
          ---------------------------------------------------------------

          A.       Statutory Net Written Premiums for the Insurance Subsidiaries for
                   the four Fiscal Quarters then ended                                 $____________
          B.       Consolidated Insurance Subsidiary Net Worth for the Insurance
                   Subsidiaries on the last day of such four Fiscal Quarters then
                   ended                                                               $____________
          C.       Item A divided by Item B                                            _________:1.0

          [Item C must be less than 1.5:1.0]

IV.       Section 6.8 - Unencumbered Assets.
          ---------------------------------
          A.       Fair Market Value of Unencumbered Asset                             $____________
          B.       Required Amount                                                     $400,000,000

V.        Section 6.10 - Restricted Payments.(2)
          ----------------------------------

          A.       Cumulative Consolidated Net Income from April 1, 2003 through
                   Fiscal Quarter just ended                                           $____________
          B.       50% of Item A                                                       $____________
          C.       Permitted Restricted Payments made since April 1, 2003 [Item C
                   can't exceed Item B]                                                $____________
          D.       Additional Restricted Payment to be made                            $____________
          E.       Item D multiplied by 43%                                            $____________
          F.       Debt Capital Refunding to be made                                   $____________

VI.       Pricing Level.
          -------------
          A.       Leverage Ratio (from Item I.I.)                                     ____________%

          B.       Applicable Pricing Level                                            $____________

         Attached hereto is a list of all Invested Assets of the Borrower and its Subsidiaries specifying CUSIP, name of investment and market value, par value, cost, coupon and rating, as applicable, indicating the category of Permitted Investment, if applicable and showing compliance with Section 5.9.







-------------------------------
(2) Items I, II, and III and V to be included only in Compliance Certificate given pursuant to Section 6.10.

                                    EXHIBIT D

                            [FORM OF] PROMISSORY NOTE

$--------------------                                             --------, ----

               FOR VALUE RECEIVED, the undersigned, Montpelier Re Holdings Ltd., a company organized under the laws of Bermuda (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Lender") the principal sum of __________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all [Revolving] [Term] Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of December 12, 2001 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement "), among the Company, the Lender, the other lenders parties thereto, and Bank of America N.A., as Administrative Agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement. The Borrower further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

               The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement and this Promissory Note (the "Note").

               This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

               Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                       MONTPELIER RE HOLDINGS LTD.

                                       By:     _________________________________
                                       Title:  _________________________________

                                                              Schedule A to Note

                   BASE RATE LOANS AND REPAYMENT OF BASE LOANS

                                                (3)                                    (5)
                             (2)                Type                (4)               Amount
                           Amount             of Loan          Maturity Date         of Base               (6)
        (1)                of Base          (Revolving/           of Base           Rate Loan           Notation
        Date              Rate Loan            Term)             Rate Loan            Repaid             Made By
        ----              ---------            ----              ---------            ------             -------

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

                                                              Schedule B to Note

            OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS

                                                (3)                                    (5)
                             (2)                Type                (4)             Amount of
                           Amount             of Loan          Maturity Date         Offshore              (6)
        (1)                of Base          (Revolving/           of Base           Rate Loan           Notation
        Date              Rate Loan            Term)             Rate Loan            Repaid             Made By
        ----              ---------            ----              ---------            ------             -------

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

____________________  _________________  __________________  _________________  __________________  _________________

                                    EXHIBIT E

                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  ---------------------------------------------

               This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of __________, ____ is made between ____________ (the "Assignor") and ____________ (the "Assignee").

                                    RECITALS

               WHEREAS, the Assignor is party to that certain Credit Agreement dated as of December 12, 2001 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among Montpelier Re Holdings Ltd., a company organized under the laws of Bermuda (the "Borrower"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and Bank of America N.A., as agent for the Lenders (the "Administrative Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

               WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Revolving Loans (the "Revolving Loans") to the Borrower in an aggregate amount not to exceed $_____________ (the "Revolving Loan Commitment");

               WHEREAS, [the Assignor has made Revolving Loans in the aggregate principal amount of $_____________ to the Borrower] [no Revolving Loans are outstanding under the Credit Agreement]; and

               WHEREAS, as provided under the Credit Agreement, the Assignor has made Term Loans in the aggregate principal amount of $___________ to the Borrower; and

               WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its [Revolving Loan Commitment, together with a corresponding portion of each of its outstanding Revolving Loans in the amount equal to $_________] [and] [Term Loans] in an amount equal to $_________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.   Assignment and Acceptance.

               (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ____% (the "Assignee's Percentage Share") of (A) [the Revolving Loan Commitment and the Revolving Loans] [and] [the Term Loans] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor with respect thereto under and in connection with the Credit Agreement and the Loan Documents.

               (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification[, with a Revolving Loan Commitment in an amount equal to the Assigned Amount]. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. [It is the intent of the parties hereto that the Revolving Loan Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 10.4 and 10.5 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.](3)

               (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's [Revolving Loan Commitment will be $__________] [and] [the Assignee's outstanding Term Loans will be $__________].

               (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's [Revolving Loan Commitment will be $ __________] [and] [the Assignor's outstanding Term Loans will be $_______________.]

          2.   Payments.

               (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $______________.

               (b) The [Assignor] [Assignee] further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section 10.8(a) of the Credit Agreement.

          3.   Reallocation of Payments.

               Any interest, fees and other payments accrued to the Effective Date with respect to the [Revolving Loan Commitment, the Revolving Loans] [and] [the Term Loans] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.



--------------------
(3)  Include only if Revolving Loan Commitment is assigned.

          4.   Independent Credit Decision.

               The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

          5.   Effective Date; Notices.

               (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ___________, _____ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                    (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                    (ii) the consent of the Borrower and the Administrative Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 10.8(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                    (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                    (iv) the processing fee referred to in Section 2(b) hereof and in Section 10.8(a) of the Credit Agreement shall have been paid to the Administrative Agent; and

                    (v) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Applicable Percentage of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

               (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Administrative Agent for acknowledgment by the Administrative Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

          [6. Administrative Agent. [INCLUDE ONLY IF ASSIGNOR IS ADMINISTRATIVE AGENT]

               (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

               (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.]

          7.   Withholding Tax.

               The Assignee (a) represents and warrants to the Lender, the Administrative Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Administrative Agent and the Borrower prior to the time that the Administrative Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8BEN and agrees to provide a new Form W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          8.   Representations and Warranties.

               (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

               (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Guarantor or the Borrower, or the performance or observance by the Guarantor or the Borrower, of any of its respective obligations under the Credit Agreement, the Guaranty or any other instrument or document furnished in connection therewith.

               (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          9.   Further Assurances.

               The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Administrative Agent, which may be required in connection with the assignment and assumption contemplated hereby.

          10.   Miscellaneous.

               (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

               (b) All payments made hereunder shall be made without any set-off or counterclaim.

               (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

               (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

               (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

               [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

               IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                       [ASSIGNOR]
                                       By:     _________________________________

                                       Title:  _________________________________



                                       By:     _________________________________

                                       Title:  _________________________________
                                                 Address:



                                       [ASSIGNEE]
                                       By:     _________________________________

                                       Title:  _________________________________



                                       By:     _________________________________

                                       Title:  _________________________________

                                   SCHEDULE I

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                           _______________, 20__


Bank of America, N.A.,
  as Administrative Agent
231 South LaSalle Street
Chicago, IL  60697

Montpelier Re Holdings Ltd.
The Ace Building
30 Woodboune Avenue
P.O. Box HM 2079
Pembroke HM HX, Bermuda

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of December 12, 2001 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among Montpelier Re Holdings Ltd. (the "Borrower"), the Lenders referred to therein, and Bank of America N.A. as agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

          1. We hereby give you notice of, and request your consent to, the assignment by __________ (the "Assignor") to _______________ (the "Assignee") of _______% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the [Revolving Loan Commitments of the Assignor[,] [and] all outstanding [Revolving] [Term] Loans made by the Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before giving effect to such assignment the Assignor's [Revolving Loan Commitment is $________,] [the aggregate amount of the Assignor's outstanding Term Loans is $__________] [, and the aggregate amount of its outstanding Revolving Loans is $_________________].

          2. The Assignee agrees that, upon receiving the consent of the Administrative Agent and, if applicable, Montpelier Re Holdings Ltd. to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

          3.    The following administrative details apply to the Assignee:


                A.   Notice Address:

                     Assignee name  ________________________________

                     Address        ________________________________

                     Attention:     ________________________________

                     Telephone:     (    )
                                    ________________________________

                     Telecopier:    (    )
                                    ________________________________

                     Telex (Answerback):____________________________


                 B.   Payment Instructions:

                      Account No.:  ________________________________
                                          At:
                                    ________________________________
                      Reference:    ________________________________
                      Attention:    ________________________________


          4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                       Very Truly Yours,


                                       [NAME OF ASSIGNOR]
                                       By:     ________________________________

                                       Title:  ________________________________



                                       By:     ________________________________

                                       Title:  ________________________________
                                                 Address:



                                       [NAME OF ASSIGNEE]
                                       By:     ________________________________

                                       Title:  ________________________________



                                       By:     ________________________________

                                       Title:  ________________________________

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

MONTPELIER RE HOLDINGS LTD.

By:     ________________________________

Title:  ________________________________


BANK OF AMERICA, N.A.,
  as Administrative Agent

By:     ________________________________

Title:  ________________________________

                               AMENDMENT AGREEMENT

         This Amendment Agreement ("Amendment") is entered into as of December 26, 2001 among Montpelier Re Holdings Ltd., a Bermuda company (the "Borrower"), and the Lender listed on the signature pages hereto (the "Lender") and Bank of America, N.A., in its capacity as Administrative Agent for the Lender (the "Administrative Agent").

                                 R E C I T A L S

         WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Credit Agreement dated as of December 12, 2001 (the "Credit Agreement") pursuant to which the Lender has made available to the Borrower a revolving loan facility and a term loan facility; and

         WHEREAS, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         SECTION 1. CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Effective on, the date this Amendment is executed by all parties hereto, the Credit Agreement shall be amended as follows:

         2.1 Amendment to Section 1. Section 1.1 of the Credit Agreement is amended by adding the following definitions in the proper alphabetical order:

                  (a) Granting Lender - is defined in Section 10.8(f).

                  (b) SPC - is defined in Section 10.8(f).

         2.2 Amendment to Section 6.2. Section 6.2 of the Credit Agreement is amended in its entirety to read as follows:

                  Not permit the Tangible Net Worth of the Borrower to be less than the sum of (a) $525,000,000 plus (b) 50% of positive quarterly Consolidated Net Income (with no deduction for net losses) plus (c) 50% of Net Equity Proceeds received after January 11, 2002 minus (d) Additional Restricted Payments.

         2.3 Amendment to Section 10.8. Section 10.8 is amended by inserting the following paragraph (f) at the end thereof:

                  (f) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Revolving Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of a Revolving Loan, the Granting Lender shall be obligated to make such Revolving Loan pursuant to the terms hereof and (iii) no SPC or Granting Lender shall be entitled to receive any greater amounts pursuant to Section 3.1, 3.3 or 3.4, than the Granting Lender would have been entitled to receive had the Granting Lender not otherwise granted such SPC the option to provide any Loan to the Borrower. The making of a Revolving Loan by an SPC hereunder shall utilize the Revolving Loan Commitment of the Granting Lender to the same extent, and as if, such Revolving Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. Notwithstanding the foregoing, the Granting Lender unconditionally agrees to indemnify the Borrower, the Administrative Agent and each Lender against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be incurred by or asserted against the Borrower, the Administrative Agent, or such Lender, as the case may be, in any way relating to or arising as a consequence of any such forbearance or delay in the initiation of any such proceeding against its SPC. Each party hereto hereby acknowledges and agrees that no SPC shall have the rights of a Lender hereunder, such rights being retained by the applicable Granting Lender. Accordingly, and without limiting the foregoing, each party hereby further acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any Loan made by an SPC shall be exercised only by the relevant Granting Lender and that each Granting lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its SPC receive any and all payments made for the benefit of such SPC. In addition, notwithstanding anything to the contrary contained in this Section 10.8(f), any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Revolving Loans or Term Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Revolving Loans or Term Loans and (ii) disclose on a confidential basis in accordance with this Agreement any non-public information relating to its Revolving Loans or Term Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of each Granting Lender, all or any part of whose Loan is being funded by an SPC at the time of such amendment.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

                  (b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (except where such representation speaks as of a specified date).

         SECTION 4. GENERAL.

         4.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

         4.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         4.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 5. LOAN DOCUMENT. This Amendment is a Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                     MONTPELIER RE HOLDINGS LTD.



                                     By:  /s/ Anthony Taylor
                                          --------------------------------------
                                     Title: Chief Executive Officer
                                            ------------------------------------




                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent and Lender



                                     By:  /s/ [Illegible]
                                          --------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                           SECOND AMENDMENT AGREEMENT

      This Second Amendment Agreement ("Amendment") is entered into as of June 17, 2002 among Montpelier Re Holdings Ltd., a Bermuda company (the "Borrower"), and the Lenders listed on the signature pages hereto (the "Lenders") and Bank of America, N.A., in its capacity as Administrative Agent for the Lender (the "Administrative Agent").

                                 R E C I T A L S

      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 12, 2001, as amended by Amendment Agreement dated as of December 26, 2001 (the "Credit Agreement") pursuant to which the Lenders made available to the Borrower a revolving loan facility and a term loan facility; and

      WHEREAS, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

      SECTION 1. CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows: The first sentence of Section 6.10 of the Credit Agreement shall be amended in its entirety to read as follows:

      Not, and not permit its Subsidiaries to declare, pay or set aside funds for any Restricted Payments other than dividends or distributions payable in shares of capital stock of the Borrower.

     SECTION 3. LIMITED WAIVER. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), notwithstanding Sections
6.4 and 6.8 of the Credit Agreement, the Borrower or Montpelier Reinsurance Ltd. shall be permitted to obtain a letter of credit in an amount not to exceed (pound)20,000,000 secured by cash to support the obligation of such Person to purchase shares in Wellington Re Limited.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

            (b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (except where such representation speaks as of a specified date).

      SECTION 5. CONDITIONS TO EFFECTIVENESS. The amendments set forth in
Section 2 and the Consent set forth in Section 3 shall become effective on the date (the "Second Amendment Effective Date") upon (i) receipt by the Administrative Agent of four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) payment by the Borrower to the Administrative Agent of an amendment fee equal to $40,000, payable pro rata to the executing Lenders.

      SECTION 6. GENERAL.

      6.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

      6.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      6.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      SECTION 7. LOAN DOCUMENT. This Amendment is a Loan Document.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                    MONTPELIER RE HOLDINGS LTD.



                                    By:      /s/ Thomas G. S. Busher
                                       -----------------------------------------

                                    Title:   Chief Operating Officer
                                          --------------------------------------

                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and Lender

                                    By:      /s/
                                       -----------------------------------------


                                    Title:   Principal
                                           -------------------------------------

                                    THE BANK OF N.T. BUTTERFIELD &
                                    SON LIMITED

                                    By:      /s/
                                       -----------------------------------------
                                    Title:   Vice President
                                         --------------------------------------

                                    CREDIT SUISSE FIRST BOSTON


                                    By:      /s/ Stuart B. Ganes
                                       -----------------------------------------
                                    Title:   Director
                                          --------------------------------------

                                    By:      /s/ Jeffrey Bernstein
                                       -----------------------------------------
                                    Title:   Vice President
                                          --------------------------------------

                                    THE BANK OF BERMUDA LTD.


                                    By:     /s/ A. Kerry Davison
                                       -----------------------------------------
                                    Title:  V.P. - Credit Manager
                                          --------------------------------------

                                    FLEET NATIONAL BANK


                                    By:    /s/ David A. Bosselait
                                       -----------------------------------------
                                    Title:  Director

                                          --------------------------------------

                                    THE BANK OF NEW YORK


                                    By:    /s/ Evan R. Glass
                                       -----------------------------------------
                                    Title:  Vice President

                                          --------------------------------------

                                     BARCLAYS BANK PLC


                                     By:      /s/
                                        ----------------------------------------
                                     Title:   Relationship Director
                                           -------------------------------------

                           THIRD AMENDMENT AGREEMENT
                           -------------------------

      This Third Amendment Agreement ("Amendment") is entered into as of August 1, 2002 among Montpelier Re Holdings Ltd., a Bermuda company (the "Borrower"), and the Lenders listed on the signature pages hereto (the "Lenders") and Bank of America, N.A., in its capacity as Administrative Agent for the Lender (the "Administrative Agent").

                                R E C I T A L S
                                ---------------

      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 12, 2001, as amended by Amendment Agreement dated as of December 26, 2001 and by Second Amendment Agreement dated June 17, 2002 (the "Credit Agreement") pursuant to which the Lenders made available to the Borrower a revolving loan facility and a term loan facility; and

      WHEREAS, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

      SECTION 1. CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

            (a) the definition of "GAAP" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

      GAAP means (a) for purposes of the financial statements delivered pursuant to Section 5.1(a), the maintenance of books and records under Section 5.3 and the reserves referred to in Sections 4.11, 5.5, 6.8(i) and (viii), and 7.1(d), generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination and (b) for all other purposes including calculation of financial covenants, generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) which are applicable to Persons reporting on a "consolidated" rather than a "combined" basis.

          (b) Section 4.2 of the Credit Agreement is amended by inserting following the words "present fairly the consolidated position" the words "(or, in the event that GAAP requires the financial statements to be presented on a combined basis, present fairly the combined position)".

          (c) Section 5.1(a) of the Credit Agreement is amended by adding the following new clause (iii) at the end thereof:

          (iii) In the event that GAAP requires the financial statements required under clauses (i) and (ii) above to be presented on a combined basis, the Borrower shall deliver such combined and combining statements in lieu of the required consolidated and consolidating financial statements.

          (d) Exhibit C to the Credit Agreement is deleted and Exhibit C attached hereto is substituted therefor.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

          (b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (except where such representation speaks as of a specified date).

     SECTION 4. CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2 shall become effective on the date (the "Third Amendment Effective Date") upon receipt by the Administrative Agent of four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

     SECTION 5. GENERAL.

     5.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

     5.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     5.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 6. LOAN DOCUMENT. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                        MONTPELIER RE HOLDINGS LTD.



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        BANK OF AMERICA N.A., as
                                        Administrative Agent and Lender



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        THE BANK OF N.T. BUTTERFIELD &
                                        SON LIMITED



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        THE BANK OF BERMUDA LTD.



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        FLEET NATIONAL BANK



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        THE BANK OF NEW YORK



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.


                                        MONTPELIER RE HOLDINGS LTD.


                                        By:    /s/ Neil McConachie
                                               __________________________
                                        Title: SVP & FINANCIAL CONTROLLER
                                               __________________________


                                        BANK OF AMERICA. N.A., as
                                        Administrative Agent and Lender


                                        By: ______________________________

                                        Title: ___________________________

                                        THE BANK OF N.T. BUTTERFIELD & SON
                                        LIMITED


                                        By: ______________________________

                                        Title: ___________________________

                                        CREDIT SUISSE FIRST BOSTON


                                        By: ______________________________

                                        Title: ___________________________


                                        THE BANK OF BERMUDA LTD.

                                        By: ______________________________

                                        Title: ___________________________


                                        FLEET NATIONAL BANK

                                        By: ______________________________

                                        Title: ___________________________


                                        THE BANK OF NEW YORK

                                        By: ______________________________

                                        Title: ___________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.


                                        MONTPELIER RE HOLDINGS LTD.

                                        By:_______________________________

                                        Title:____________________________


                                        BANK OF AMERICA, N.A. as
                                        Administrative Agent and Lender

                                              /s/ MEHUL MEHTA
                                        By:_______________________________

                                                PRINCIPAL
                                        Title:____________________________


                                        THE BANK OF N.T. BUTTERFIELD &
                                        SON LIMITED

                                        By:_______________________________

                                        Title:____________________________


                                        CREDIT SUISSE FIRST BOSTON

                                        By:_______________________________

                                        Title:____________________________


                                        THE BANK OF BERMUDA LTD.

                                        By:_______________________________

                                        Title:____________________________


                                        FLEET NATIONAL BANK

                                        By:_______________________________

                                        Title:____________________________


                                        THE BANK OF NEW YORK

                                        By:_______________________________

                                        Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                   MONTPELIER RE HOLDINGS LTD.


                                   By: _____________________________________
                                   Title: __________________________________

                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent and Lender


                                   By: _____________________________________
                                   Title: __________________________________

                                   THE BANK OF N.T. BUTTERFIELD & SON LIMITED

                                          [ILLEGIBLE]
                                   By:______________________________________

                                          [ILLEGIBLE]
                                   Title:___________________________________

                                   CREDIT SUISSE FIRST BOSTON


                                   By: _____________________________________
                                   Title: __________________________________

                                   THE BANK OF BERMUDA LTD.


                                   By: _____________________________________
                                   Title: __________________________________

                                   FLEET NATIONAL BANK


                                   By: _____________________________________
                                   Title: __________________________________

                                   THE BANK OF NEW YORK


                                   By: _____________________________________
                                   Title: __________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                        MONTPELIER RE HOLDINGS LTD.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent and Lender


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF N.T. BUTTERFIELD &
                                        SON LIMITED

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ JAY CHALL
                                           -------------------------------------
                                        Title: Director
                                              ----------------------------------

                                        By: /s/ STUART B. GAMES
                                           -------------------------------------
                                        Title: Director
                                              ----------------------------------


                                        THE BANK OF BERMUDA LTD.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF NEW YORK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                        MONTPELIER RE HOLDINGS LTD.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent and Lender


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF N.T. BUTTERFIELD &
                                        SON LIMITED


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        CREDIT SUISSE FIRST BOSTON


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF BERMUDA LTD.


                                        By: /s/ A. KERRY DAVISON
                                           -------------------------------------
                                        Title: VP - Credit Manager
                                              ----------------------------------


                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF NEW YORK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.



                                        MONTPELIER RE HOLDINGS LTD.

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------
                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent and Lender

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------

                                        THE BANK OF N.T. BUTTERFIELD & SON
                                        LIMITED

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------

                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------
                                        THE BANK OF BERMUDA LTD.

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------

                                        FLEET NATIONAL BANK

                                        BY:     /s/ DAVID A. BOSSELAIT
                                              ----------------------------
                                        TITLE:  DIRECTOR


                                        THE BANK OF NEW YORK

                                        By:
                                            ------------------------------
                                        Title:
                                               ---------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

                                        MONTPELIER RE HOLDINGS LTD.



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        BANK OF AMERICA N.A., as
                                        Administrative Agent and Lender



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        THE BANK OF N.T. BUTTERFIELD &
                                        SON LIMITED



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        THE BANK OF BERMUDA LTD.



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        FLEET NATIONAL BANK



                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        THE BANK OF NEW YORK



                                        By: /s/ EVAN GLASS
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                             BARCLAYS BANK PLC



                                             By:  /s/ RICHARD ASHLEY
                                                --------------------------------
                                             Title: Relationship Director
                                                    ----------------------------

                                   EXHIBIT C

                          Montpelier Re Holdings Ltd.
                             COMPLIANCE CERTIFICATE

                          Financial Statement Date: __

     Reference is made to that certain Credit Agreement dated as of December 12, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Montpelier Re Holdings Ltd., a company organized under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties to the Credit Agreement (the "Lenders"), and Bank of America N.A., as agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] [controller] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders and the Administrative Agent on the behalf of the Borrower and its [consolidated/combined] Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 5.1(a)(ii) of the Credit Agreement.

1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited [consolidated/combined] balance sheet of the Borrower and its [consolidated/combined] Subsidiaries as at the end of the Fiscal Year ended ___________, ___ and (b) the related [consolidated/combined] statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of ________ which report states that such [consolidated/combined] financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the [consolidated/combined] financial position and the [consolidated/combined] results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such Fiscal Year and for the period then ended.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [5.1(a)(i)] of the Credit Agreement.]

     1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited [consolidated/combined] and [consolidating/combining] balance sheets of the Borrower and its [consolidated/combined] Subsidiaries as of the end of the Fiscal Quarter ended ________, ____, and (b) related unaudited [consolidated/combined] and [consolidating/combining] statements of income, and cash flows for the portion of the

Fiscal Year ending on the last day of such quarter, and certified by [chief executive officer] [the chief financial officer] [treasurer] [controller] that such financial statements were prepared in accordance with GAAP (subject only to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and fairly present, in all material respects, the [consolidated/combined] results of operations and cash flows of the Borrower and its [consolidated/combined] Subsidiaries at the end of such Fiscal Quarter and for the period then ended.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. To the best of the undersigned's knowledge, the Borrower, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Borrower, and the undersigned has no knowledge of any Default or Event of Default.

4. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate. [There is no difference between making such calculations on a combined versus a consolidated basis] [The differences between making such calculations on a combined versus a consolidated basis is noted on Schedule 3]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, ________.

                                       Montpelier Re Holdings Ltd.

                                       By: _______________________________

                                       Title: ____________________________

                                   SCHEDULE 2

I.   Section 6.1 - Leverage Coverage Ratio.

     A.   Total Debt                                        $
                                                             ----------------
     B.   Hedging Obligations                               $
                                                             ----------------
     C.   Consolidated Debt (Item A minus Item B)           $
                                                             ----------------
     D.   Consolidated Net Worth                            $
                                                             ----------------
     E.   Intangible Assets                                 $
                                                             ----------------
     F.   Capitalized Expenses                              $
                                                             ----------------
     G.   Tangible Net Worth (Item D minus E
          minus F)                                          $
                                                             ----------------
     H.   Item C plus Item G                                $
                                                             ----------------
     I.   Ratio of Item C to Item H                                          %
                                                             ----------------
ITEM I IS NOT PERMITTED TO EXCEED 30%

II.  Section 6.2 - Net Worth.

     A.   50% of Positive Consolidated Net Income
          for Fiscal Quarter (with no deductions for
          net losses)                                       $
                                                             ----------------
     B.   Cumulative Positive Consolidated Net
          Income for previous Fiscal Quarters (Sum
          of Item II B plus Item II A in each case as
          shown on the last Compliance Certificate)         $
                                                             ----------------
     C.   50% of Net Equity Proceeds since Effective
          Date                                              $
                                                             ----------------
     D.   Additional Restricted Payments since
          Effective Date                                    $
                                                             ----------------
     E.   Item A plus Item B plus Item C minus Item
          D                                                 $
                                                             ----------------
     F.   Net Worth as at end of Fiscal Quarter             $
                                                             ----------------
     G.   Intangible Assets and Capitalized Expenses        $
                                                             ----------------
     H.   Tangible Net Worth (Item F minus Item G)          $
                                                             ----------------
     I.   Required Tangible Net Worth
          ($475,000,000 plus Item B)                        $
                                                             ----------------

III.  Section 6.3 -- Statutory Premiums/Insurance Subsidiary
      Net Worth (commencing March 31, 2002).

      A.    Statutory Net Written Premiums for the
            Insurance Subsidiaries for the four Fiscal
            Quarters then ended                                   $ ____________

      B.    Consolidated Insurance Subsidiary Net
            Worth for the Insurance Subsidiaries on the
            last day of such four Fiscal Quarters then
            ended                                                 $ ____________

      C.    Item A divided by Item B                              _________ :1.0

      [ITEM C MUST BE LESS THAN 1.5:1.0]

IV.   Section 6.8 -- Unencumbered Assets

      A.    Fair Market Value of Unencumbered Asset               $ ____________

      B.    Required Amount                                       $400,000,000

V.    Section 6.10, Restricted Payments(1)

      A.    Cumulative Consolidated Net Income from
            April 1, 2003 through Fiscal Quarter just
            ended.                                                $ ____________

      B.    50% of Item A                                         $ ____________

      C.    Permitted Restricted Payments made since
            April 1, 2003 [ITEM C CAN'T EXCEED ITEM B]            $ ____________

      D.    Additional Restricted Payment to be made              $ ____________

      E.    Item D multiplied by 43%                              $ ____________

      F.    Debt Capital Refunding to be made                     $ ____________

VI.   Pricing Level

      A.    Leverage Ratio (from Item I.I.)                       ____________ %

      B.    Applicable Pricing Level                              $ ____________

      Attached hereto is a list of all Invested Assets of the Borrower and its Subsidiaries specifying CUSIP, name of investment and market value, par value, cost, coupon and

______________

(1) Items I, II and III and V to be included only in Compliance Certificate given pursuant to Section 6.10.

rating, as applicable, indicating the category of Permitted Investment, if applicable and showing compliance with Section 5.9.



                                       17